Dreyfus

Investment Portfolios,

Core Bond Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                            Core Bond Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Core Bond Portfolio, covering the period from the portfolio's inception on May 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

Tighter monetary policy adversely affected most -- but not all -- sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed" ) to forestall potential inflationary pressures. The Fed raised short-term interest rates by .50 percentage points since the portfolio' s inception. This increase in May contributed to a total interest-rate increase of 1.75 percentage points since late June 1999.

Higher interest rates led to an erosion of most bond prices, especially among higher yielding securities. U.S. Treasury securities represented a notable exception. Prices of these direct obligations of the federal government rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We   appreciate   your   confidence  and  we  look  forward  to  your  continued
participation in Dreyfus Investment Portfolios, Core Bond Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Investment Portfolios, Core Bond Portfolio perform during the period?

For the period from the portfolio's inception on May 1, 2000 through June 30, 2000, the portfolio produced a total return of 1.68%.(1)

We attribute the portfolio's performance to our efforts to begin deploying the portfolio' s assets into various areas of the bond market. Over the two-month reporting period, we gradually invested the portfolio's assets into various sectors of the bond market.

What is the portfolio's investment approach?

The portfolio seeks to maximize total return through both capital appreciation and current income. The portfolio invests at least 65% of its assets in investment grade fixed-income securities, which include U.S. Treasury securities, U.S. Government agency securities, corporate bonds, foreign bonds, mortgage- and asset-backed securities, convertible securities and preferred stocks. The portfolio may invest up to 35% of its assets in bonds rated below investment grade credit quality, also known as "high yield" securities.

Our investment approach emphasizes:

*FUNDAMENTAL ECONOMIC ANALYSIS. Our review of U.S. economic conditions helps us establish the portfolio's average duration, which is a measure of sensitivity to interest-rate changes. If interest rates appear to be rising, we will generally reduce the portfolio's average duration to keep cash available for the purchase of higher yielding securities as they become available. If interest rates appear to be declining, we will generally increase the portfolio's average duration to lock in prevailing yields.

                                                                  The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

*SECTOR ALLOCATION. We allocate assets among the various sectors of the fixed-income marketplace according to their relative attractiveness based on prevailing and expected market and economic conditions.

*SECURITY SELECTION. We choose individual securities according to factors that include their yields, prices, liquidity and the financial health of the issuers.

What other factors influenced the portfolio's performance?

During the two months since its inception, the portfolio was primarily influenced by inflation fears, rising interest rates and unusual conditions in the U.S. Treasury securities marketplace. Investors have been concerned that robust economic growth might rekindle long-dormant inflationary pressures, especially rising wages in a tight job market. In an attempt to relieve these pressures, the Federal Reserve Board (the "Fed") has raised short-term interest rates six times since June 1999, including once in May 2000, causing most bond prices to fall.

The portfolio was also affected by forces that are unique to individual bond market sectors. For example, U.S. Treasury securities during the reporting period provided attractive returns compared to other market sectors. That's because the federal budget surplus has reduced the government's need to borrow, and the U.S. Treasury Department announced its intention to use a portion of the budget surplus to buy back higher yielding, long-term bonds. With a reduced supply of U.S. Treasury securities and strong demand from domestic and foreign investors, prices of these securities rose sharply.

What is the portfolio's current strategy?

We are continuing our efforts to invest the portfolio's assets in areas of the bond market that we believe offer attractive opportunities. Our management strategy was designed to help us balance the benefits of locking in prevailing yields while maintaining the flexibility to capture higher yields as they become available.


As of June 30, 2000, the portfolio was primarily invested in U.S. Treasury securities and U.S. Government agency securities. We have also established smaller positions in corporate bonds and asset-backed securities. It is currently our intention to gradually build on our asset-backed and corporate bond holdings, including a modest position in high yield corporate bonds. Although we may invest in bonds of foreign governments and corporations in the future, we have not yet established a position in this area.

Approximately 61% of the portfolio's net assets are currently invested in U.S. Government agency securities -- primarily mortgage-backed securities issued by Federal National Home Mortgage Association ("Fannie Mae") and Federal Home Loan Corporation ("Freddie Mac"). We believe that these securities are currently undervalued because of political pressures. Although some government officials have questioned the agencies' investment policies, we believe that any changes are unlikely and U.S. Government agency securities' prices can rebound as the situation is resolved.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. THE RETURN FIGURE PROVIDED REFLECTS THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH APRIL 30, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

                                                                  The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS


--------------------------------------------------------------------------------            Principal
BONDS AND NOTES--111.4%                                                                     Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS.--18.1%

Advanta Mortgage Loan Trust,

   Ser. 2000-1, Cl. A-6, 8.30%, 2029                                                            100,000                  101,719

Conseco Finance Securitizations,
   Ser. 2000-D, Cl. A-3, 7.89%, 2018                                                            100,000                  100,031

Countrywide,

   Ser. 2000-2, Cl. AF-5, 8.12%, 2031                                                           200,000                  199,938

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF-8, 6.11%, 2010                                                           200,000                  191,375

Residential Asset Securities,

   Ser. 1999-KS1, Cl. AI-8, 6.32%, 2030                                                         175,000                  163,051

Residential Funding Mortgage Securities II,

   Ser. 2000-HI3, Cl. AI-2, 7.97%, 2010 (Insured; AMBAC)                                        200,000                  200,719

                                                                                                                         956,833

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--7.6%

COMM,

   Ser. 2000-FL2A, Cl. E, 7.64%, 2003                                                           100,000  (a,b)            99,958

PNC Mortgage Acceptance,

   Ser. 2000-C1, Cl. A-2, 7.61%, 2010                                                           100,000                  100,094

Trizec Hahn Office Properties Trust,

   Ser. 1999-TOPA, Cl. D, 7.851%, 2007                                                          200,000  (a,b)           200,000

                                                                                                                         400,052

ELECTRONICS--1.0%

Flextronics International,

   Sr. Sub. Notes, 9.875%, 2010                                                                  50,000  (a)              50,625

FINANCIAL SERVICES--3.7%

Ford Motor Credit,

   Notes, 7.375%, 2009                                                                          100,000                   97,002

Norwest Financial,

   Notes, 7.6%, 2005                                                                            100,000                  100,948

                                                                                                                         197,950

FOREIGN--2.4%

Deutsche Telekom International Finance,

   Gtd. Notes, 8.25%, 2030                                                                       61,000                   62,159

State of Qatar,

   Bonds, 9.75%, 2030                                                                            68,000  (a)              67,235

                                                                                                                         129,394




--------------------------------------------------------------------------------             Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE--2.7%

Hartford Financial Services Group,

   Sr. Notes, 7.9%, 2010                                                                        100,000                  100,039

MONY Group,

   Sr. Notes, 8.35%, 2010                                                                        45,000                   44,263

                                                                                                                         144,302

OIL AND GAS--3.8%

K N Energy,

   Sr. Notes, 6.65%, 2005                                                                       100,000                   95,720

Valero Energy,

   Notes, 8.75%, 2030                                                                           100,000                  103,850

                                                                                                                         199,570

REAL ESTATE INVESTMENT TRUST--3.6%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                              100,000  (a)              92,138

Tanger Properties,

   Gtd. Notes, 8.75%, 2001                                                                      100,000                   98,662

                                                                                                                         190,800

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--2.9%

Chase Mortgage Finance,

   Ser. 1999-S13, Cl. B-4, 6.5%, 2014                                                           218,278  (a)             154,878

RETAIL--2.1%

Lowe's,

   Notes, 8.25%, 2010                                                                            45,000                   46,058

Saks,

   Gtd. Notes, 8.25%, 2008                                                                       75,000                   66,567

                                                                                                                         112,625

TELECOMMUNICATIONS-2.1%

Cable & Wireless Optus Finance,

   Gtd. Notes, 8%, 2010                                                                         113,000  (a)             112,007

U. S. GOVERNMENTS-21.1%

U. S. Treasury Bonds,

   6.25%, 5/15/2030                                                                             250,000                  262,500

U. S. Treasury Notes,

   6.5%, 2/15/2010                                                                              824,000                  851,274

                                                                                                                       1,113,774

                                                                                                                      The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


--------------------------------------------------------------------------------             Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--40.3%

Federal Home Loan Mortgage Corp.:
   7.5%                                                                                         500,000  (c)             493,590

   REMIC Trust, Gtd. Pass-Through Ctfs.,

      Ser. 2067, Cl. PI, 6.5%, 1/15/2024
      (Interest Only Obligation)                                                                170,000  (b,d)            50,761

Federal National Mortgage Association:

   7.5%                                                                                         300,000  (c)             295,686

   8%                                                                                           500,000  (c)             502,185

Government National Mortgage Association II:

   6%                                                                                           200,000  (c,e)           195,812

   6.5%                                                                                         100,000  (c,e)            98,937

   7.5%                                                                                         300,000  (c)             296,625

   8%, 2/20/2034                                                                                197,926                  199,163

                                                                                                                       2,132,759

TOTAL BONDS AND NOTES
   (cost $5,853,525)                                                                                                   5,895,569
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS-37.1%
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCIES;

Federal Home Loan Banks,

  Discount Notes,

  6.5%, 7/3/2000

   (cost $1,964,290)                                                                          1,965,000                1,964,290
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTs (cost $7,817,815)                                                              148.5%                7,859,859

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (48.5%)               (2,568,834)

NET ASSETS                                                                                       100.0%                5,291,025

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2000,
THESE SECURITIES AMOUNTED TO $776,841 OR 14.7% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

(C)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(D)  REFLECTS NOTIONAL FACE.

(E)  ADJUSTABLE RATE MORTGAGE--INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  7,817,815    7,859,859

Receivable for investment securities sold                               105,893

Interest receivable                                                      54,750

Due from The Dreyfus Corporation and affliliates                          2,298

                                                                      8,022,800
--------------------------------------------------------------------------------

LIABILITIES ($):

Cash overdraft due to Custodian                                         566,906

Payable for investment securities purchased                           2,154,295

Accrued expenses                                                         10,574

                                                                      2,731,775
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,291,025
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       5,226,618

Accumulated undistributed investment income--net                         26,542

Accumulated net realized gain (loss) on investments                     (4,179)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3(b)                                            42,044
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       5,291,025
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                        418,174

NET ASSET VALUE, offering and redemption price per share ($)              12.65

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF OPERATIONS

from May 1, 2000 (commencement of operations) to  June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                         57,087

EXPENSES:

Investment advisory fee--Note 2(a)                                       5,131

Auditing fees                                                            3,750

Legal fees                                                               3,000

Prospectus and shareholders' reports                                     1,670

Registration fees                                                        1,626

Custodian fees--Note 2(a)                                                  765

Shareholder servicing costs                                                 10

Miscellaneous                                                              590

TOTAL EXPENSES                                                          16,542

Less--expense reimbursement from The Dreyfus Corporation

   due to undertaking--Note 2(a)                                        (9,703)

NET EXPENSES                                                             6,839

INVESTMENT INCOME--NET                                                  50,248
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                (4,179)

Net unrealized appreciation (depreciation) on investments               42,044

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  37,865

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    88,113

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

from May 1, 2000 (commencement of operations) to  June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                  50,248

Net realized gain (loss) on investments                                (4,179)

Net unrealized appreciation (depreciation)

   on investments                                                      42,044

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                           88,113
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                                (23,706)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                                        5,669,287

Dividends reinvested                                                    23,706

Cost of shares redeemed                                              (466,375)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS                            5,226,618

TOTAL INCREASE (DECREASE) IN NET ASSETS                             5,291,025
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        5,291,025

Undistributed investment income--net                                    26,542
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                            453,162

Shares issued for dividends reinvested                                   1,909

Shares redeemed                                                       (36,897)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          418,174

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio


FINANCIAL HIGHLIGHTS (Unaudited)

The following table describes the performance for the period from May 1, 2000 (commencement of operations) to June 30, 2000. Total return shows how much your investment in the portfolio would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  12.50

Investment Operations:

Investment income--net                                                  .12

Net realized and unrealized gain (loss) on investments                  .09

Total from Investment Operations                                        .21

Distributions:

Dividends from investment income--net                                  (.06)

Net asset value, end of period                                        12.65
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      10.05(a)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .80(a)

Ratio of net investment income to average net assets                   5.86(a)

Decrease reflected in above expense ratio
  due to undertakings by The Dreyfus Corpoaration                      1.13(a)

Portfolio Turnover Rate                                              162.16(b)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 5,291

(A)  ANNUALIZED.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Core Bond Portfolio (the "portfolio"), which commenced operations on May 1, 2000. The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return through capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus is the distributor of the portfolio's shares, which are sold to the public without a sales charge.

As of June 30, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 401,900 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the
                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

On June 30, 2000, the Board of Trustees declared a cash dividend of $.063 per share from undistributed investment income-net, payable on July 3, 2000 (ex-dividend date) to shareholders of record as of the close of business on June 30, 2000.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .60 of 1% of the value of the portfolio's average daily net assets and is payable monthly. Dreyfus has undertaken from May 1, 2000 through April 30, 2001, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the portfolio's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $9,703 during the period ended June 30, 2000.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $2 pursuant to the transfer agency agreement.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $765 pursuant to the custody agreement.

(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 3--Securities Transactions:

(A) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $14,384,308 and $8,526,847, respectively.

(B) At June 30, 2000, accumulated net unrealized appreciation on investments, was $42,044, consisting of $46,557 gross unrealized appreciation and $4,513 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


For More Information

  Dreyfus
  Investment Portfolios,
  Core Bond Portfolio
  200 Park Avenue
  New York, NY 10166

Investment Adviser

  The Dreyfus Corporation
  200 Park Avenue
  New York, NY 10166

Custodian

  Mellon Bank, N.A.
  One Mellon Bank Center
  Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

  Dreyfus Transfer, Inc.
  P.O. Box 9671
  Providence, RI 02940

Distributor

  Dreyfus Service Corporation
  200 Park Avenue
  New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing


(c) 2000 Dreyfus Service Corporation                                   165SA006



Dreyfus

Investment Portfolios,

Core Value Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                           Core Value Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Core Value Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Valerie J. Sill.

While stock prices were little changed on average over the past six months, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between January and mid-March, large-cap stocks generally continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks corrected sharply over concerns about rising interest rates and extremely high valuations. Other sectors of the large-cap stock market also declined, erasing the gains achieved earlier in the year.

Also, primarily because of the precipitous drop in technology stock prices, value-oriented stocks generally outperformed growth stocks during the reporting period, a reversal of the trend established over the past several years. In addition, small-capitalization stocks generally outperformed large-cap stocks, particularly in the value-oriented segment of the market. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Investment Portfolios, Core Value Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF PERFORMANCE

Valerie J. Sill, Portfolio Manager

How did Dreyfus Investment Portfolios, Core Value Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, Dreyfus Investment Portfolios, Core Value Portfolio produced a total return of -0.39%.(1) In comparison, the portfolio's benchmark, the Standard & Poor's 500/BARRA Value Index produced a total return of -4.07% for the same period.(2)

During the first two months of 2000, investors preferred high-flying growth stocks such as Internet companies over more conservative businesses that posted solid profits. However, by early March, economic and inflation data heightened investor concerns about the high prices that they were paying for growth stocks. As a result, a shift back to the fundamentals of stock analysis took place and, in turn, a shift to the more reasonably priced value stocks. By late May, the efforts made by the Federal Reserve Board to slow the economy and fight
inflation   appeared   successful  and  growth  stocks  became  popular  again.

What is the portfolio's investment approach?

The portfolio invests primarily in companies that are considered undervalued based on traditional measures such as price-to-earnings ratios. In choosing stocks, we use a bottom-up stock selection approach that focuses on individual companies, rather than a top-down approach that forecasts market trends. We also focus on a company' s relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock price.

What other factors influenced the portfolio's performance?

One positive factor in the portfolio's performance was its strong emphasis on the pharmaceutical sector, one of the best performing stock groups during the period. Historically, pharmaceuticals were con-
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

sidered a growth category because the companies produced higher growth in earnings than the stock market as a whole and investors were willing to pay premium prices for that. However, in the past year, pharmaceutical stocks behaved more like a value sector, coming down in price for two reasons. First, growth investors appeared to be fixated on the growth potential of technology stocks which were perceived to be higher than the growth potential offered by pharmaceutical companies. And second, the United States Congress began debating the merits of expanding Medicare to cover prescription drugs. That debate was viewed as a threat to the companies' profits because Medicare reimbursement to hospitals had already adversely impacted that industry.

In addition, concerns at individual companies further depressed pharmaceutical stock prices. For example, Abbott Laboratories, a company that was forced by federal regulators to recall a number of diagnostic tests on the market, had their stock price fall sharply as a result of the recall. The stock of American Home Products was hurt because of litigation over one of its diet products and the perceived cost of settlement. We viewed these developments as buying opportunities, and the stocks have since appreciated in value. By the second quarter of 2000, pharmaceutical companies continued to post strong earnings while technology stocks faltered.

Another positive factor affecting performance was our ability to spot "miscellaneous" underpriced stocks in a variety of industries. For instance, in media and entertainment, Disney (Walt), which owns the ABC television network, began producing extremely strong profits during the portfolio's reporting period, largely due to the success of the "Who Wants To Be A Millionaire" program. In the brokerage industry, both Morgan Stanley Dean Witter & Co. and Citigroup benefited from unusually high stock market volatility and trading volumes during the first half of 2000. In technology, the portfolio benefited from Netherlands-based Koninklijke (Royal) Philips Electronics' success in satisfying the booming global demand for semiconductors, the building blocks for computers and other electronic devices.


However, the portfolio's performance was hampered by its holdings in the banking industry, which continued to perform poorly due to the rising interest-rate environment. In addition, economically cyclical companies, such as those in the chemicals and paper industries, began the year strong but performed poorly in the second quarter as the U.S. economy began to slow down.

What is the portfolio's current strategy?

Regardless of whether growth or value style of investing is in favor at the moment, our strategy remains consistent. We will continue to look for undervalued stocks that, in our opinion, have the potential to provide strong stock price performance regardless of their industry. In addition, we believe the portfolio should benefit from the renewed respect among the investment community for companies that post strong profits. Even with the resurgence in stock prices toward the end of June, we believe that there is a wide selection of attractively priced companies available to us.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. THE RETURN FIGURE PROVIDED REFLECTS THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500/BARRA VALUE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                  The Portfolio

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

COMMON STOCKS--95.7%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

APPLIANCES--2.6%

Koninklijke (Royal) Philips Electronics                                                          10,236                  486,210

BANKING--1.1%

Bank of America                                                                                   4,878                  209,754

BASIC INDUSTRIES--5.9%

Dow Chemical                                                                                      9,600                  289,800

duPont (E.I.) deNemours & Co.                                                                     9,851                  430,981

Georgia-Pacific                                                                                   6,700                  175,875

PPG Industries                                                                                    2,100                   93,056

Union Carbide                                                                                     2,100                  103,950

                                                                                                                       1,093,662

BEVERAGES & TOBACCO--.4%

Philip Morris Cos.                                                                                3,000                   79,688

BROADCASTING & PUBLISHING--1.8%

McGraw-Hill Cos.                                                                                  6,100                  329,400

CAPITAL GOODS--8.9%

Boeing                                                                                           10,500                  439,031

Caterpillar                                                                                       4,700                  159,213

Deere & Co.                                                                                       2,800                  103,600

Honeywell International                                                                           5,900                  198,756

Ingersoll-Rand                                                                                    3,000                  120,750

Pitney Bowes                                                                                      4,800                  192,000

United Technologies                                                                               7,400                  435,675

                                                                                                                       1,649,025

CONSUMER DURABLES--1.3%

Ford Motor                                                                                        5,500                  236,500

Visteon                                                                                             720                    8,732

                                                                                                                         245,232

CONSUMER NON-DURABLES--1.1%

Kimberly-Clark                                                                                    3,600                  206,550

CONSUMER SERVICES--7.9%

Disney (Walt)                                                                                     7,600                  294,975

Federated Department Stores                                                                       6,100  (a)             205,875

First Data                                                                                        3,800                  188,575

Knight-Ridder                                                                                     3,500                  186,156

Seagram                                                                                           7,500                  435,000

TJX Cos.                                                                                          7,800                  146,250

                                                                                                                       1,456,831



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY--14.2%

Conoco, Cl. B                                                                                    16,884                  414,713

Exxon Mobil                                                                                       9,552                  749,832

Halliburton                                                                                       7,700                  363,344

Phillips Petroleum                                                                                1,600                   81,100

Texaco                                                                                           12,300                  654,975

Williams Cos.                                                                                     8,700                  362,681

                                                                                                                       2,626,645

FINANCIAL SERVICES--20.5%

AXA Financial                                                                                     5,100                  173,400

Aetna                                                                                             1,400                   89,862

American General                                                                                  2,000                  122,000

American International Group                                                                      3,731                  438,393

Chase Manhattan                                                                                  11,450                  527,416

Citigroup                                                                                         7,350                  442,837

Fannie Mae                                                                                        5,300                  276,594

First Union                                                                                       3,900                   96,769

FleetBoston Financial                                                                            16,606                  564,604

Golden State Bancorp                                                                              8,000  (a)             144,000

Goldman Sachs Group                                                                               1,200                  113,850

Marsh & McLennan Cos.                                                                             2,500                  261,094

Morgan Stanley Dean Witter & Co.                                                                  4,400                  366,300

Wells Fargo                                                                                       4,600                  178,250

                                                                                                                       3,795,369

HEALTH CARE--7.4%

Abbott Laboratories                                                                               9,200                  409,975

American Home Products                                                                            4,900                  287,875

HCA-The Healthcare Company                                                                        3,200                   97,200

Merck & Co.                                                                                       3,000                  229,875

Pharmacia                                                                                         3,141                  162,350

Wellpoint Health Networks                                                                         2,400  (a)             173,850

                                                                                                                       1,361,125

INSURANCE--.8%

CIGNA                                                                                             1,500                  140,250

TECHNOLOGY--7.5%

Advanced Micro Devices                                                                            1,400  (a)             108,150

Computer Associates International                                                                 2,000                  102,375

Electronic Data Systems                                                                           1,600                   66,000

Hewlett-Packard                                                                                   2,275                  284,091

                                                                                                                      The Portfolio


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Informix                                                                                         12,700  (a)              94,456

International Business Machines                                                                   4,700                  514,944

Microsoft                                                                                         2,700  (a)             216,000

                                                                                                                       1,386,016

TELECOMMUNICATIONS--3.0%

Cable & Wireless, ADS                                                                             5,200                  260,325

Sprint (FON Group)                                                                                5,900                  300,900

                                                                                                                         561,225

TRANSPORTATION--2.4%

Canadian Pacific                                                                                  7,500                  196,406

Southwest Airlines                                                                                5,400                  102,263

Union Pacific                                                                                     3,900                  145,031

                                                                                                                         443,700

UTILITIES--8.9%

British Telecommunications, ADR                                                                   2,200                  290,950

Duke Energy                                                                                       4,950                  279,056

FPL Group                                                                                         5,800                  287,100

GTE                                                                                               7,500                  466,875

SBC Communications                                                                                3,800                  164,350

Telephone & Data Systems                                                                          1,600                  160,400

                                                                                                                       1,648,731

TOTAL COMMON STOCKS

   (cost $17,317,430)                                                                                                 17,719,413
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--2.6%
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES

News Corp, ADR

   (cost $320,665)                                                                               10,050                  477,375
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--4.0%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCY;

Federal Home Loan Banks

  6.57%, 7/3/2000

   (cost $749,726)                                                                              750,000                  749,726
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $18,387,821)                                                             102.3%               18,946,514

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.3%)                (427,871)

NET ASSETS                                                                                       100.0%               18,518,643

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  18,387,821  18,946,514

Cash                                                                     23,299

Receivable for investment securities sold                               107,056

Dividends receivable                                                     15,487

Prepaid expenses                                                         16,698

                                                                     19,109,054
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            14,434

Payable for investment securities purchased                             553,862

Accrued expenses and other liabilities                                   22,115

                                                                        590,411
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       18,518,643
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      17,571,151

Accumulated undistributed investment income--net                         65,852

Accumulated net realized gain (loss) on investments                     322,947

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                               558,693
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       18,518,643
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                      1,335,913

NET ASSET VALUE, offering and redemption price per share ($)              13.86

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $674 foreign taxes withheld at source)          129,340

Interest                                                                17,138

TOTAL INCOME                                                           146,478

EXPENSES:

Investment advisory fee--Note 3(a)                                      60,611

Prospectus and shareholders' reports                                     9,050

Auditing fees                                                            7,753

Custodian fees--Note 3(a)                                                5,787

Legal fees                                                               4,859

Registration fees                                                          885

Trustees' fees and expenses--Note 3(b)                                     644

Shareholder servicing costs                                                221

Miscellaneous                                                            4,124

TOTAL EXPENSES                                                          93,934

Less--reduction in investment advisory fee due to

   undertaking--Note 3(a)                                              (13,120)

NET EXPENSES                                                            80,814

INVESTMENT INCOME--NET                                                  65,664
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                412,279

Net unrealized appreciation (depreciation) on investments            (590,757)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (178,478)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (112,814)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2000          Year Ended

                                               (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             65,664               60,207

Net realized gain (loss) on investments           412,279              280,590

Net unrealized appreciation
    (depreciation) on investments               (590,757)            1,104,740

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (112,814)            1,445,537
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                 --             (66,069)

Net realized gain on investments                 (65,159)                   --

TOTAL DIVIDENDS                                  (65,159)             (66,069)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   4,884,076          11,031,262

Dividends reinvested                               65,159              66,069

Cost of shares redeemed                       (1,595,395)          (3,092,776)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            3,353,840            8,004,555

TOTAL INCREASE (DECREASE) IN NET ASSETS        3,175,867            9,384,023
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            15,342,776            5,958,753

END OF PERIOD                                  18,518,643           15,342,776

Undistributed investment income--net               65,852                 188
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       348,450             821,212

Shares issued for dividends reinvested              4,602               4,861

Shares redeemed                                 (115,719)            (235,841)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     237,333             590,232

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much  your  investment  in  the  portfolio would have increased  (or  decreased)  during  each period, assuming you had reinvested all
dividends   and   distributions.  These  figures  have  been  derived  from  the portfolio's financial statements.

                                                                     Six Months Ended

                                                                        June 30, 2000                    Year Ended December 31,
                                                                                                        -------------------------

                                                                           (Unaudited)                  1999            1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                             13.97                 11.72           12.50

Investment Operations:

Investment income--net                                                             .06(b)               .07(b)           .07

Net realized and unrealized

   gain (loss) on investments                                                    (.11)                 2.24             (.77)

Total from Investment Operations                                                 (.05)                 2.31             (.70)

Distributions:

Dividends from investment income--net                                               --                (.06)             (.08)

Dividends from net realized gain on investments                                  (.06)                   --                --

Total Distributions                                                              (.06)                (.06)            (.08)

Net asset value, end of period                                                   13.86               13.97            11.72
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                              (.39)(c)               19.73            (5.59)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                         .50(c)                 1.00              .67(c)

Ratio of net investment income

   to average net assets                                                        .40(c)                  .56              .62(c)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation                               .08(c)                  .50              .74(c)

Portfolio Turnover Rate                                                       50.17(c)                97.14            47.37(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                           18,519               15,343            5,959

(A) FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Core Value Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., ("Mellon") which is a wholly-owned subsidiary of Mellon Financial
Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus became the distributor of the portfolio's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

As of June 30, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 406,195 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $359 during the period ended June 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended June 30, 2000, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly. Dreyfus has undertaken from January 1, 2000 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses, exclusive of taxes, brokerage
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1% of the value of the portfolio's average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $13,120 during the period ended June 30, 2000.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $44 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $5,787 pursuant to the custody agreement.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $11,911,250 and $7,897,948, respectively.

At June 30, 2000, accumulated net unrealized appreciation on investments was $558,693, consisting of $1,905,623 gross unrealized appreciation and $1,346,930 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                   The Portfolio
For More Information

  Dreyfus
  Investment Portfolios,
  Core Value Portfolio
  200 Park Avenue
  New York, NY 10166

Investment Adviser

  The Dreyfus Corporation
  200 Park Avenue
  New York, NY 10166

Custodian

  Mellon Bank, N.A.
  One Mellon Bank Center
  Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

  Dreyfus Transfer, Inc.
  P.O. Box 9671
  Providence, RI 02940

Distributor

  Dreyfus Service Corporation
  200 Park Avenue
  New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   172SA006





Dreyfus

Investment Portfolios,

MidCap Stock Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                         MidCap Stock Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, John O'Toole.

While midcap stock prices were, as measured by the Russell Midcap Index, modestly higher over the past six months, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between January and mid-March, stocks of all sizes generally continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks corrected sharply over concerns about rising interest rates and extremely high valuations. Other sectors of the stock market also declined, erasing most of the gains achieved earlier in the year.

Overall, mid-capitalization stocks generally outperformed large-cap and small-cap stocks during the period, particularly in the growth-oriented segment of the market, which is dominated by technology companies. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Investment Portfolios, MidCap Stock Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF PERFORMANCE

John O'Toole, Portfolio Manager

How did Dreyfus Investment Portfolios, MidCap Stock Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, Dreyfus Investment Portfolios, MidCap Stock Portfolio produced a total return of 6.63%.(1 )In contrast, the Standard & Poor's MidCap 400 Index (the "S&P MidCap 400 Index"), the portfolio's benchmark, produced a total return of 9.06% for the same period.(2)

Much of the portfolio's underperformance of the S&P MidCap 400 Index during the reporting period is attributable to growth stocks overwhelmingly outperforming value stocks in the first quarter of 2000. Our quantitative model examines a mixture of growth and value characteristics, without strongly favoring either. The model does not work as well in a polarized market environment, such as the one that prevailed in the first quarter of 2000, where one investment style dominates another.

What is the portfolio's investment approach?

The portfolio invests primarily in mid-capitalization companies chosen through a disciplined process that combines computer analysis with human judgment. The quantitatively driven valuation process identifies and ranks approximately 2,500 midcap stocks as attractive, neutral or unattractive investments, based on more than a dozen different valuation inputs. Those inputs, which we believe can have an important influence on stock returns, include earnings estimates, profit margins and growth in cash flow. We establish weights for each of these factors based on our analysis of which factors are being rewarded by investors, making adjustments along the way for the uniqueness of various industries and economic sectors. For example, the equity markets may be rewarding companies with strong growth in cash flow, in which case we would add more weight to that factor.

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Then, our investment management team conducts fundamental research on each stock, which ultimately results in their buy-and-sell recommendations. We seek to have the portfolio own the best-performing midcap stocks within each economic sector.

What other factors influenced the portfolio's performance?

During the past six months, midcap stocks were among the best-performing stock groups in the equity universe. That's a marked change from the late 1990s, when investors flocked to large-cap companies because they posted such strong earnings growth. More recently, midcap companies have become attractive because of their often strong growth prospects and their relatively modest stock valuations. Indeed, the strong performance of midcap stocks was a positive factor in the portfolio's results.

Biotechnology was one of the top-performing midcap areas during the period. Recently, the federal government and private industry scientists announced that they had deciphered the genetic code for human life. Among other benefits, this scientific discovery may make it possible for biotechnology companies to develop more effective drugs to treat diseases. As a result, the stock price of portfolio holding Waters more than doubled during the reporting period. Waters is a provider of laboratory products and services to the pharmaceutical, chemical and environmental testing industries.

Although technology experienced tremendous volatility during the reporting period, investors expressed a clear preference for companies with solid earnings and shunned Internet companies that had losses and questionable business models. Sanmina, a very profitable manufacturer of electronic components for major computer corporations, was an example of one of the portfolio's holdings in technology that was preferred by investors.

As the world's telecommunication system makes the transition from copper to more advanced technologies, companies like CIENA Corp. are developing the next generation of fiber optic networks. The booming growth of the Internet has enabled many of these telecommunications companies to generate tremendous growth, which is why CIENA's stock price nearly doubled during the reporting period.

Another group of companies in the portfolio performed very well, not because of the good fortunes of their respective industries, but because the individual companies met or exceeded profit expectations. Those stocks included Dollar Tree Stores, an operator of discount variety stores, Santa Fe International, an oil drilling company that took advantage of rising oil prices, and Quanta Services, a construction company that specializes in the telecommunications, cable television and electric power industries. In contrast, a large majority of the stocks that did not perform well were those of companies that produced disappointing earnings, such as BJ's Wholesale Club, Dial and USFreightways.

What is the portfolio's current strategy?

We continue to follow our quantitatively driven computer model and use fundamental analysis for selecting stocks. We also continue to believe that the midcap sector of the market represents a collection of very dynamic and interesting companies whose stock valuations are still often lower than their large-cap counterparts.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZED COMPANY SEGMENT OF THE U.S. STOCK MARKET.

                                                                   The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

COMMON STOCKS--95.3%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL--9.1%

BJ's Wholesale Club                                                                               8,700  (a)             287,100

Blyth                                                                                             5,500                  162,250

Brinker International                                                                             5,400  (a)             157,950

Brunswick                                                                                         4,900                   81,156

Darden Restaurants                                                                                8,300                  134,875

Dollar Tree Stores                                                                               10,800  (a)             427,275

Johnson Controls                                                                                  2,950                  151,372

Leggett & Platt                                                                                   5,700                   94,050

Liz Claiborne                                                                                     3,350                  118,087

MGM Grand                                                                                         7,600                  244,150

Miller (Herman)                                                                                   4,400                  113,850

Navistar International                                                                            2,000  (a)              62,125

Park Place Entertainment                                                                          9,500  (a)             115,781

Ross Stores                                                                                      14,700                  250,819

TJX Cos.                                                                                         12,300                  230,625

UAL                                                                                               1,700                   98,919

Zale                                                                                              5,700  (a)             208,050

                                                                                                                       2,938,434

CONSUMER STAPLES--2.7%

Dial                                                                                              4,300                   44,612

Hormel Foods                                                                                      8,400                  141,225

Lancaster Colony                                                                                  3,700                   72,150

McCormick & Co.                                                                                   4,700                  152,750

Pepsi Bottling Group                                                                              3,900                  113,831

SUPERVALU                                                                                         6,700                  127,719

Wrigley, (Wm.) Jr.                                                                                2,550                  204,478

                                                                                                                         856,765

ENERGY--9.1%

Amerada Hess                                                                                      3,400                  209,950

BJ Services                                                                                       5,600  (a)             350,000

ENSCO International                                                                               9,000                  322,312

Equitable Resources                                                                               5,300                  255,725

KeySpan                                                                                           8,200                  252,150

Murphy Oil                                                                                        3,700                  219,919

Noble Affiliates                                                                                  3,900                  145,275

Noble Drilling                                                                                    7,500  (a)             308,906

Peoples Energy                                                                                    5,500                  178,063


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Questar                                                                                           7,300                  141,437

Rowan Cos.                                                                                        6,400  (a)             194,400

Santa Fe International                                                                            4,100                  143,244

Ultramar Diamond Shamrock                                                                         8,200                  203,463

                                                                                                                       2,924,844

HEALTH CARE--13.1%

Allergan                                                                                          4,600                  342,700

Andrx                                                                                             2,800  (a)             178,981

Bausch & Lomb                                                                                     1,650                  127,669

Biomet                                                                                            6,350                  244,078

Chiron                                                                                            7,900  (a)             375,250

Cytyc                                                                                             3,150  (a)             168,131

Forest Laboratories                                                                               1,700  (a)             171,700

IVAX                                                                                             18,500  (a)             767,750

Lincare Holdings                                                                                  5,100  (a)             125,587

MedImmune                                                                                         4,950  (a)             366,300

Millennium Pharmaceuticals                                                                        1,500  (a)             167,813

Patterson Dental                                                                                  1,400  (a)              71,400

Quest Diagnostics                                                                                 3,800  (a)             271,937

Stryker                                                                                           3,400                  148,750

Trigon Healthcare                                                                                 3,100  (a)             159,844

Universal Health Services, Cl. B                                                                  4,500  (a)             294,750

Waters                                                                                            1,800  (a)             224,663

                                                                                                                       4,207,303

INTEREST SENSITIVE--10.2%

Associated Banc-Corp                                                                              4,570                   99,683

City National                                                                                     7,100                  246,725

Cullen/Frost Bankers                                                                              3,700                   97,356

Dime Bancorp                                                                                      7,900                  124,425

Edwards (A.G.)                                                                                    6,150                  239,850

Gallagher (Arthur J.) & Co.                                                                       5,000                  210,000

Golden West Financial                                                                             5,200                  212,225

Mercantile Bankshares                                                                             6,500                  193,781

Metris Cos.                                                                                      11,100                  278,888

Nationwide Financial Services, Cl. A                                                              4,700                  154,513

North Fork Bancorporation                                                                        11,900                  179,987

PMI Group                                                                                         5,600                  266,000

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Pacific Century Financial                                                                         9,800                  143,325

Paine Webber Group                                                                                1,750                   79,625

Radian Group                                                                                      4,100                  212,175

T. Rowe Price Associates                                                                          6,600                  280,500

UnionBanCal                                                                                       4,800                   89,100

Union Planters                                                                                    6,800                  189,975

                                                                                                                       3,298,133

INTERNET RELATED--1.7%

iXL Enterprises                                                                                   2,400                   34,800

Portal Software                                                                                   3,350  (a)             213,981

Proxicom                                                                                          4,100  (a)             196,288

Scient                                                                                            2,200  (a)              97,075

                                                                                                                         542,144

PRODUCER GOODS--8.6%

American Power Conversion                                                                         3,800  (a)             155,087

Briggs & Stratton                                                                                 2,850                   97,613

CNF Transportation                                                                                2,700                   61,425

Centex                                                                                            4,300                  101,050

Centex Construction Products                                                                      1,550                   35,166

Cytec Industries                                                                                  6,800  (a)             167,875

Eastman Chemical                                                                                  3,200                  152,800

Engelhard                                                                                         7,600                  129,675

Georgia-Pacific Group                                                                             6,000                  157,500

Helix Technology                                                                                  3,200                  124,800

Kansas City Southern Industries                                                                   2,550                  226,153

Louisiana-Pacific                                                                                 9,200                  100,050

Lyondell Chemical                                                                                 8,600                  144,050

Parker-Hannifin                                                                                   2,950                  101,037

Phelps Dodge                                                                                      3,500                  130,156

Quanta Services                                                                                   5,900  (a)             324,500

Sealed Air                                                                                        2,500  (a)             130,937

Sherwin-Williams                                                                                 10,400                  220,350

USFreightways                                                                                     2,800                   68,775

United Parcel Service, Cl. B                                                                      2,400                  141,600

                                                                                                                       2,770,599

SERVICES--12.1%

Belo (A.H.), Cl. A                                                                                7,000                  121,188


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Convergys                                                                                         4,200  (a)             217,875

DST Systems                                                                                       4,100  (a)             312,113

DeVry                                                                                             6,900  (a)             182,419

Dow Jones & Co.                                                                                   2,000                  146,500

Fox Entertainment Group, Cl. A                                                                    6,600  (a)             200,475

Hertz, Cl. A                                                                                      5,400                  151,537

Hispanic Broadcasting                                                                             3,900  (a)             129,187

Knight-Ridder                                                                                     2,500                  132,969

MarchFirst                                                                                        3,522  (a)              64,277

McClatchy, Cl. A                                                                                  2,100                   69,562

NOVA                                                                                              4,900  (a)             136,894

Pulitzer                                                                                            900                   37,969

Robert Half International                                                                         9,800  (a)             279,300

SunGard Data Systems                                                                              8,400  (a)             260,400

TMP Worldwide                                                                                     2,700  (a)             199,294

Telephone & Data Systems                                                                          1,900                  190,475

True North Communications                                                                         3,400                  149,600

United States Cellular                                                                            2,200  (a)             138,600

Univision Communications, Cl. A                                                                   2,050  (a)             212,175

Viad                                                                                              9,500                  258,875

Westwood One                                                                                      3,400  (a)             116,025

Young & Rubicam                                                                                   3,200                  183,000

                                                                                                                       3,890,709

TECHNOLOGY--20.9%

Atmel                                                                                             5,900  (a)             217,563

Avnet                                                                                             2,900                  171,825

BEA Systems                                                                                       2,200  (a)             108,763

CIENA                                                                                             1,900  (a)             316,706

Credence Systems                                                                                  2,500  (a)             137,969

Cypress Semiconductor                                                                             5,400  (a)             228,150

Digital Lightwave                                                                                 1,600  (a)             160,800

Intuit                                                                                           10,600  (a)             438,575

Jabil Circuit                                                                                     5,400  (a)             267,975

Kulicke & Soffa Industries                                                                        2,400  (a)             142,500

Lattice Semiconductor                                                                             1,800  (a)             124,425

Macrovision                                                                                       2,200  (a)             140,628

Microchip Technology                                                                              5,500  (a)             320,461

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

NVIDIA                                                                                            5,600  (a)             355,950

Novellus Systems                                                                                  5,100  (a)             288,469

Power-One                                                                                         1,600  (a)             182,300

Powerwave Technologies                                                                            5,100  (a)             224,400

Rational Software                                                                                 3,000  (a)             278,812

SDL                                                                                                 750  (a)             213,891

SanDisk                                                                                           1,900  (a)             116,256

Sanmina                                                                                           3,200  (a)             273,600

Sawtek                                                                                            3,300  (a)             189,956

Semtech                                                                                           2,400  (a)             183,562

Sybase                                                                                            8,900  (a)             204,700

Symantec                                                                                          4,800  (a)             258,900

Synopsys                                                                                          4,700  (a)             162,444

Tech Data                                                                                         3,900  (a)             169,894

TranSwitch                                                                                        1,500  (a)             115,781

Varian Semiconductor Equipment Associates                                                         2,400  (a)             150,750

Vignette                                                                                          2,050  (a)             106,632

Vishay Intertechnology                                                                            7,450  (a)             282,634

Vitesse Semiconductor                                                                             2,500  (a)             183,906

                                                                                                                       6,719,177

UTILITIES--7.8%

Allegheny Energy                                                                                 10,500                  287,438

Constellation Energy Group                                                                        8,200                  267,013

DTE Energy                                                                                        5,900                  180,319

Dynegy, Cl. A                                                                                     6,000                  409,875

Energy East                                                                                       8,600                  163,937

GPU                                                                                               5,500                  148,844

ITXC                                                                                              4,300                  152,247

Illuminet Holdings                                                                                2,400                  122,100

NSTAR                                                                                             6,800                  276,675

Northern States Power                                                                             5,200                  104,975

OGE Energy                                                                                       10,550                  195,175

Pinnacle West Capital                                                                             3,700                  125,337

TECO Energy                                                                                       4,700                   94,294

                                                                                                                       2,528,229

TOTAL COMMON STOCKS

   (cost $29,479,640)                                                                                                 30,676,337


                                                                                              Principal
SHORT-TERM INVESTMENTS--4.1%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets,Tri-Party

  Repurchase Agreement, 6.58%, dated

  6/30/2000, due 7/3/2000, in the amount

  of $1,320,724 (fully collateralized by

  $1,250,000 U.S. Treasury Inflation Protected

  Securities, 3.625%, 7/15/2002, value $1,349,170)

   (cost $1,320,000)                                                                          1,320,000                1,320,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $30,799,640)                                                              99.4%               31,996,337

CASH AND RECEIVABLES (NET)                                                                          .6%                  190,604

NET ASSETS                                                                                       100.0%               32,186,941

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                       The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(b)                               30,799,640    31,996,337

Cash                                                                     208,118

Dividends and interest receivable                                         20,035

Prepaid expenses                                                          17,778

                                                                      32,242,268
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            22,930

Accrued expenses and other liabilities                                   32,397

                                                                         55,327
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       32,186,941
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      29,299,931

Accumulated undistributed investment income--net                         43,563

Accumulated net realized gain (loss) on investments                   1,646,750

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             1,196,697
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       32,186,941
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                      2,245,970

NET ASSET VALUE, offering and redemption price per share ($)              14.33

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         124,652

Interest                                                                32,674

TOTAL INCOME                                                           157,326

EXPENSES:

Investment advisory fee--Note 3(a)                                      84,355

Custodian fees--Note 3(a)                                               16,157

Auditing fees                                                           11,303

Prospectus and shareholders' reports                                     5,034

Registration fees                                                        4,053

Legal fees                                                               4,003

Shareholder servicing costs                                                447

Trustees' fees and expenses--Note 3(b)                                     107

Miscellaneous                                                            3,382

TOTAL EXPENSES                                                         128,841

Less--reduction in investment advisory fee due to
  undertaking--Note 3(a)                                              (16,368)

NET EXPENSES                                                           112,473

INVESTMENT INCOME--NET                                                  44,853
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,928,255

Net unrealized appreciation (depreciation) on investments            (698,636)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,229,619

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,274,472

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2000           Year Ended

                                              (Unaudited)    December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             44,853               32,597

Net realized gain (loss) on investments         1,928,255              455,052

Net unrealized appreciation (depreciation)
   on investments                                (698,636)           1,039,391

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,274,472            1,527,040
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                            (1,590)             (38,834)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  17,993,538            6,399,007

Dividends reinvested                                1,590               38,834

Cost of shares redeemed                       (2,643,944)          (2,869,302)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           15,351,184            3,568,539

TOTAL INCREASE (DECREASE) IN NET ASSETS       16,624,066            5,056,745
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            15,562,875           10,506,130

END OF PERIOD                                  32,186,941           15,562,875

Undistributed investment income--net               43,563                  300
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,279,558              527,232

Shares issued for dividends reinvested                107                2,989

Shares redeemed                                  (191,271)            (236,335)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,088,394              293,886

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much  your  investment  in  the  portfolio would have increased  (or  decreased)  during  each period, assuming you had reinvested all
dividends   and   distributions.  These  figures  have  been  derived  from  the portfolio's financial statements.

                                                                           Six Months Ended

                                                                              June 30, 2000              Year Ended December 31,
                                                                                                        ------------------------
                                                                                  (Unaudited)          1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    13.44         12.16            12.50

Investment Operations:

Investment income--net                                                                    .03(b)        .03(b)           .02

Net realized and unrealized
   gain (loss) on investments                                                             .86          1.28             (.34)

Total from Investment Operations                                                          .89          1.31             (.32)

Distributions:

Dividends from investment income--net                                                     .00(c)       (.03)            (.02)

Net asset value, end of period                                                          14.33         13.44            12.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                        6.63(d)       10.82            (2.53)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                .50(d)           .97           .67(d)

Ratio of net investment income
   to average net assets                                                               .20(d)           .26           .18(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                      .07(d)           .49           .60(d)

Portfolio Turnover Rate                                                              52.16(d)         77.73         75.74(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                  32,187        15,563        10,506

(A) FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                      The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the MidCap Stock Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., ("Mellon") which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

As of June 30, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 309,506 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securi ties exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $984 during the period ended June 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the portfolio's investment adviser, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $188,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended June 30, 2000, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly. Dreyfus has undertaken from January 1, 2000 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1% of the value of the portfolio's average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $16,368 during the period ended June 30, 2000.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $38 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $16,157 pursuant to the custody agreement.

(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $25,939,471 and $11,361,689, respectively.

At  June  30,  2000,  accumulated net unrealized appreciation on investments was
$1,196,697,   consisting   of   $3,538,199  gross  unrealized  appreciation  and
$2,341,502 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


For More Information

  Dreyfus Investment Portfolios, MidCap Stock Portfolio
  200 Park Avenue
  New York, NY 10166

Investment Adviser

  The Dreyfus Corporation
  200 Park Avenue
  New York, NY 10166

Custodian

  Mellon Bank, N.A.
  One Mellon Bank Center
  Pittsburgh, PA 15258

Transfer Agent & Dividend Disbursing Agent

  Dreyfus Transfer, Inc.
  P.O. Box 9671
  Providence, RI 02940

Distributor

  Dreyfus Service Corporation
  200 Park Avenue
  New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   174SA006



Dreyfus

Investment Portfolios,

Technology Growth

Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                     Dreyfus Investment Portfolios, Technology Growth Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Technology Growth Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Mark Herskovitz.

During most of the first quarter of 2000, technology stocks continued to rally on the strength of investor enthusiasm for the "new economy." In mid-March, however, investor sentiment changed dramatically amid fears of higher interest rates. As a result, many technology stocks subsequently fell out of favor, and many investors shifted their attention to other market sectors. Within the technology sector, stocks of young, relatively untested Internet companies were hardest hit, while well-established, profitable companies engaged in the build-out of data, video and voice telecommunications infrastructure were generally the most resilient.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Investment Portfolios, Technology Growth Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Investment Portfolios, Technology Growth Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, Dreyfus Investment Portfolios, Technology Growth Portfolio produced a total return of 13.10%.(1) In comparison, the Morgan Stanley High Technology 35 Index produced a total return of 10.42%(2) and the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index") produced a total return of -0.43% (3) for the same period.

The portfolio's performance was affected by a dramatic shift in market sentiment away from technology-related stocks, which had reached lofty valuations after a spectacular 1999, and into formerly out-of-favor industrial and value-oriented stocks beginning in mid-March. We hasten to add that the correction within the volatile technology sector was not unexpected, and we continue to urge investors to maintain a long-term perspective and a diversified investment approach.

What is the portfolio's investment approach?

The portfolio seeks capital appreciation by investing primarily in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation. These investments may include companies in the
computer,    semiconductor,    electronics,   communications,   health   care,
biotechnology, computer software and hardware, electronic components and systems, networking and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

When evaluating investment opportunities, we first assess economic and market conditions in an attempt to identify trends that we believe are likely to drive demand within the various technology-related sectors. Second, we strive to identify the companies that are most likely to benefit from these overall trends. Typically, these companies are leaders in their market segments, and are characterized by rapid earnings growth and dominant market shares. We conduct extensive fundamental research to understand these companies' competitive advantages and to
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

evaluate their ability to maintain their leadership positions over time.

This process enables us to select leading technology companies for the portfolio. Many of those stocks are considered core holdings that we believe will lead their industry segments over the long term. We complement these positions with non-core holdings that we believe will provide above-average gains over a shorter time frame.

Although the portfolio looks for companies with the potential for strong earnings growth rates, some of the portfolio's investments may currently be experiencing losses. Moreover, the portfolio may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings (IPOs) and the aftermarket. The portfolio's strategy with respect to IPOs is relatively conservative, in that management has chosen only to participate in IPOs of companies that meet the portfolio's investment criteria described above and that we believe have the potential to become full positions within the portfolio.

What other factors influenced the portfolio's performance?

The portfolio's performance was adversely influenced by a dramatic shift in market sentiment that began in mid-March. Before this change, the stock market's advance continued to be driven by technology stocks that investors believed would be most likely to succeed in the "new economy." While we believe that the strong business fundamentals of these businesses have not changed -- indeed, they may have improved, in our opinion -- technology stocks had appreciated to very high prices relative to their earnings, book values and other value measures.

Investors became concerned that the Federal Reserve Board's efforts to slow economic growth might cause demand for new technologies to slacken. While there has been little evidence of a slowdown in demand, a major measure of technology stock performance, the Nasdaq Composite Index, fell substantially between mid-March and the end of April, including a notable single-day drop on April 14

On the other hand, the portfolio's performance was positively influenced by our stock selection and diversification strategies. We continued to focus primarily on companies that our research indicated were fundamentally sound and in good positions to prosper from techno-

logical advances. During the six-month period, these included telecommunications equipment suppliers, computer storage manufacturers, data network providers and
contract   manufacturers.   We   also   placed   greater   emphasis  on  large,
well-established technology leaders such as Texas Instruments, Oracle and Cisco Systems. On the other hand, we tended to avoid some of the more speculative industry groups, including so-called "pure play" Internet companies facing intense competition and uncertain revenue streams.

What is the portfolio's current strategy?

We have continued to conduct extensive research to identify technology companies that have strong or improving business fundamentals and rising demand for their products and services. Accordingly, we have recently begun to focus on companies that we believe will benefit from advances in technologies for wireless Internet access.

Despite the recent contraction of valuations, we again caution that technology stocks are likely to continue to experience high levels of volatility, and investors should not be surprised to see periodic and significant advances and declines. As always, our risk management strategy is to maintain a broadly diversified technology portfolio and to focus on fundamentally sound companies.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS AN UNMANAGED, EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM THE ELECTRONICS-BASED SUBSECTORS.

(3) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                   The Portfolio

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

COMMON STOCKS--93.1%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMPUTER SERVICES--2.0%

Automatic Data Processing                                                                        62,800                3,363,725

DATA STORAGE--7.8%

Brocade Communications Systems                                                                   25,000  (a)           4,587,109

EMC                                                                                              63,600  (a)           4,893,225

Network Appliance                                                                                47,000  (a)           3,783,500

                                                                                                                      13,263,834

HARDWARE--9.8%

Apple Computer                                                                                   45,000  (a)           2,356,875

Dell Computer                                                                                    47,000  (a)           2,317,688

Flextronics International                                                                        70,000  (a)           4,808,125

Handspring                                                                                        5,300  (a)             143,100

Sanmina                                                                                          45,000  (a)           3,847,500

Sun Microsystems                                                                                 34,000  (a)           3,091,875

                                                                                                                      16,565,163

INTERNET--3.0%

CMGI                                                                                             38,000  (a)           1,740,875

VeriSign                                                                                         18,700  (a)           3,300,550

                                                                                                                       5,041,425

NETWORKING--8.3%

Cisco Systems                                                                                    61,000  (a)           3,877,313

Finisar                                                                                          50,000  (a)           1,309,375

Juniper Networks                                                                                 35,000  (a)           5,094,687

Sycamore Networks                                                                                34,000  (a)           3,752,750

                                                                                                                      14,034,125

SEMICONDUCTORS--13.6%

Intel                                                                                            32,500                4,344,844

Micrel                                                                                           76,000  (a)           3,301,250

PMC-Sierra                                                                                       19,000  (a)           3,376,062

Taiwan Semiconductor Manufacturing, ADR                                                         100,000  (a)           3,875,000

Texas Instruments                                                                                52,000                3,571,750

Vitesse Semiconductor                                                                            60,000  (a)           4,413,750

                                                                                                                      22,882,656


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT--6.5%

Applied Materials                                                                                45,000  (a)           4,078,125

PRI Automation                                                                                   60,000  (a)           3,923,438

Teradyne                                                                                         40,000  (a)           2,940,000

                                                                                                                      10,941,563

SOFTWARE--14.7%

BEA Systems                                                                                      40,000  (a)           1,977,500

Microsoft                                                                                        45,000  (a)           3,600,000

Oracle                                                                                           55,000  (a)           4,623,437

Rational Software                                                                                36,500  (a)           3,392,219

Siebel Systems                                                                                   23,600  (a)           3,860,075

Tibco Software                                                                                   33,400  (a)           3,581,628

Veritas Software                                                                                 33,000  (a)           3,729,516

                                                                                                                      24,764,375

TELECOMMUNICATION EQUIPMENT--17.0%

Ciena                                                                                            27,500  (a)           4,583,906

JDS Uniphase                                                                                     30,000  (a)           3,596,250

Lucent Technologies                                                                              60,000                3,555,000

Nokia Oyj, ADR                                                                                   80,000                3,995,000

Nortel Networks                                                                                  77,000                5,255,250

SDL                                                                                              14,000  (a)           3,992,625

Tellabs                                                                                          53,000  (a)           3,627,188

                                                                                                                      28,605,219

TELECOMMUNICATION SERVICES--10.4%

Metromedia Fiber Network, Cl. A                                                                  91,900  (a)           3,647,281

NEXTLINK Communications, Cl. A                                                                   90,000  (a)           3,414,375

Qwest Communications International                                                               74,000  (a)           3,676,875

WorldCom                                                                                        150,000  (a)           6,881,250

                                                                                                                      17,619,781

TOTAL COMMON STOCKS

   (cost $122,920,564)                                                                                               157,081,866

                                                                                                                      The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

SHORT-TERM INVESTMENTS--9.3%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   5.99%, 8/17/2000                                                                             260,000                  258,183

   5.47%, 8/31/2000                                                                             550,000                  544,967

   5.79%, 9/14/2000                                                                           7,529,000                7,442,868

   5.67%, 10/5/2000                                                                           6,768,000                6,667,089

   5.70%, 10/12/2000                                                                            762,000                  749,770

TOTAL SHORT-TERM INVESTMENTS

   (cost $15,656,071)                                                                                                 15,662,877
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $138,576,635)                                                            102.4%              172,744,743

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.4%)              (4,072,223)

NET ASSETS                                                                                       100.0%              168,672,520

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           138,576,635   172,744,743

Cash                                                                     74,267

Receivable for investment securities sold                             5,971,705

Dividends receivable                                                      5,495

                                                                    178,796,210
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           106,718

Payable for investment securities purchased                           9,974,441

Accrued expenses                                                         42,531

                                                                     10,123,690
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      168,672,520
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     145,226,925

Accumulated investment (loss)                                         (243,000)

Accumulated net realized gain (loss) on investments                (10,479,513)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                           34,168,108
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     168,672,520
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
   Beneficial Interest authorized)                                   7,675,626

NET ASSET VALUE, offering and redemption price per share ($)             21.98

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               290,009

Cash dividends (net of $2,229 foreign taxes withheld at source)         23,586

TOTAL INCOME                                                           313,595

EXPENSES:

Investment advisory fee--Note 2(a)                                     482,033

Professional fees                                                       29,037

Registration fees                                                       25,526

Custodian fees--Note 2(a)                                               13,556

Prospectus and shareholders' reports                                     3,145

Trustees' fees and expenses--Note 2(b)                                   2,681

Shareholder servicing costs                                                194

Miscellaneous                                                              423

TOTAL EXPENSES                                                         556,595

INVESTMENT (LOSS)                                                    (243,000)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                           (10,476,822)

Net unrealized appreciation (depreciation) on investments           19,430,935

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               8,954,113

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 8,711,113

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS


                                         Six Months Ended

                                            June 30, 2000           Year Ended

                                              (Unaudited)  December 31, 1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (243,000)             (30,810)

Net realized gain (loss) on investments      (10,476,822)              156,245

Net unrealized appreciation (depreciation)
   on investments                             19,430,935            14,737,173

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   8,711,113            14,862,608
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS                (128,126)                   --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                 103,135,603           55,130,348

Dividends reinvested                              128,126                   --

Cost of shares redeemed                       (8,881,462)          (4,285,690)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           94,382,267           50,844,658

TOTAL INCREASE (DECREASE) IN NET ASSETS      102,965,254           65,707,266
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            65,707,266                   --

END OF PERIOD                                 168,672,520           65,707,266
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,713,470            3,639,182

Shares issued for dividends reinvested              5,513                   --

Shares redeemed                                  (421,849)            (260,690)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   4,297,134            3,378,492

(A)  FROM AUGUST 31, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                               Six Months Ended

                                                  June 30, 2000    Year Ended

                                                    (Unaudited)  December 31,
1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      19.45          12.50

Investment Operations:

Investment (loss)--net                                 (.04)(b)       (.02)(b)

Net realized and unrealized gain (loss) on investments     2.59           6.97

Total from Investment Operations                           2.55           6.95

Distributions:

Dividends from net realized gain on investments           (.02)             --

Net asset value, end of period                            21.98          19.45
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                       13.10(c)       55.60(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .43(c)         .36(c)

Ratio of net investment (loss) to average net assets   (.19)(c)       (.14)(c)

Decrease reflected in above expense ratios due to
undertakings by The Dreyfus Corporation                      --         .09(c)

Portfolio Turnover Rate                                65.98(c)       20.01(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   168,673         65,707

(A)  FROM AUGUST 31, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company operating as a series company currently offering twelve series, including the Technology Growth Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service
Corporation   ("DSC" ), a  wholly-owned  subsidiary  of  Dreyfus,  became  the distributor of the portfolio's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $2,234 during the period ended June 30, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $38 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $13,556 pursuant to the custody agreement.

                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Each board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receives 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $,160,809,026 and $77,658,502, respectively.

At  June  30,  2000,  accumulated net unrealized appreciation on investments was
$34,168,108,   consisting  of  $37,056,571  gross  unrealized  appreciation  and
$2,888,463    gross    unrealized    depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


For More Information

  Dreyfus Investment Portfolios, Technology Growth
  Portfolio
  200 Park Avenue
  New York, NY 10166

Investment Adviser

  The Dreyfus Corporation
  200 Park Avenue
  New York, NY 10166

Custodian

  Mellon Bank, N.A.
  One Mellon Bank Center
  Pittsburgh, PA 15258

Transfer Agent & Dividend Disbursing Agent

  Dreyfus Transfer, Inc.
  P.O. Box 9671
  Providence, RI 02940

Distributor

  Dreyfus Service Corporation
  200 Park Avenue
  New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   175SA006





Dreyfus

Investment Portfolios,

Founders Growth Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                      Founders Growth Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Founders Growth Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with its portfolio managers, Scott Chapman, CFA and Thomas Arrington, CFA of Founders Asset Management LLC, the portfolio's sub-investment adviser.

While stock prices were little changed on average over the past six months, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between January and mid-March, large-cap stocks generally continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks corrected sharply over concerns about rising interest rates and extremely high valuations. Other sectors of the large-cap stock market also declined, erasing the gains achieved earlier in the year.

Also, primarily because of the precipitous drop in technology stock prices, value-oriented stocks generally outperformed growth stocks during the reporting period, a reversal of the trend established over the past several years. In addition, small-capitalization stocks generally outperformed large-cap stocks, particularly in the value-oriented segment of the market. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Investment Portfolios, Founders Growth Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF PEFORMANCE

Scott Chapman, CFA and Thomas Arrington, CFA, Portfolio Managers Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Growth Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, Dreyfus Investment Portfolios, Founders Growth Portfolio produced a total return of -3.72%.(1) In comparison, the portfolio's benchmark, the Standard & Poor's 500/BARRA Growth Index (the "Index"), produced a total return of 2.63% for the same period.(2)

Midway through the reporting period, growth stocks suffered a sharp decline in price, although the very largest companies were considered "safe havens" and did not decline as much. The primary reason for the portfolio's underperformance of the Index during the reporting period is that the portfolio contained more aggressive growth companies that sold off sharply during March and April. In contrast, the Index contained larger, less volatile companies that did not perform as well when the market was gaining strength, but didn't perform as poorly when the market was declining.

What is the portfolio's investment approach?

The portfolio invests primarily in large, well-managed growth companies whose performance is not entirely dependent upon the fortunes of the economy. Utilizing a bottom-up approach, we focus on individual stock selection rather than on forecasting stock market trends. We look for high quality, proven companies with an established track record of sustained earnings growth in excess of industry averages. The companies we select must have a sustainable competitive advantage, such as a dominant brand name, a high barrier to entry from competition and/or large untapped market opportunities. Rather than having a short-term focus on next quarter' s profits, we look at a company for its long-term potential and its earning power over the next three to five years.

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

At the beginning of the year growth stocks performed very strongly, continuing the trend from the fourth quarter of 1999. The acquisition by America Online of TimeWarner symbolized the dominance of the "new economy" over the old, as an Internet company acquired a well-established publishing firm.

In March, the federal government's bid to break up Microsoft accelerated, and other technology stocks sold off in sympathy. In addition, investor sentiment became pessimistic as the Federal Reserve Board took a more aggressive stance toward raising interest rates in an attempt to slow the economy. By the end of the first quarter, a shift away from high-priced growth stocks took place, even though these companies reported strong profits. By June, technology stocks began to recover when the U.S. economy appeared to be slowing.

Despite the volatility in technology stocks during the reporting period, many of the portfolio's best-performing stocks came from that sector. For example, JDS Uniphase, a company that is replacing the world's 100-year-old voice-centric telecommunications system with a network that is designed to easily accommodate data traffic, was one of the portfolio's top performers. However, many Internet companies had a very difficult period, as investors fled "dot.coms" that reported losses. Even a profitable company like Yahoo, a competitor to America Online, essentially gave back most of its share price gains from the fourth quarter of 1999.

Another strong area for the portfolio was health care, partly due to a number of news events. First, scientists from the National Institute of Health and private industry announced that they had deciphered the genetic code for human life, a discovery that should make it possible for companies to create more effective drugs to treat diseases. Second, the congressional debate over the expansion of Medicare to cover prescription drugs -- viewed as a negative for the industry -- lost steam as the national election season approached.


Certain stock groups produced mixed results, such as retail. For example, Kohl's, a 300-unit chain offering midprice no-frills merchandise, produced strong gains for the portfolio. However, Costco Wholesale's stock fell sharply after the company announced that earnings growth was likely to fall.

What is the portfolio's current strategy?

The portfolio emphasizes large- and mid-capitalization growth companies that provide a demonstrated track record of sustainable earnings growth along with what we believe are considerable competitive advantages.

Although we focus on a five-year horizon when valuing companies, the reality is that in the short term, investor fears of higher rates often result in volatile price movements. Yet most of the companies in the portfolio have continued to beat Wall Street's expectations for earnings. In the final analysis, we believe that it is profitability that drives stock price performance for the long term, not short-term market sentiment. Rather than becoming overly concerned by quarter-to-quarter volatility, our continuing strategy is to invest in companies which we believe have strong long-term prospects.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD AND POOR'S 500/BARRA GROWTH INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX THAT HAVE HIGH PRICE-TO-BOOK RATIOS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                   The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

COMMON STOCKS--94.4%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE--1.0%

General Motors, Cl. H                                                                             2,003  (a)             175,763

BANKING-2.6%

Bank of New York                                                                                  1,759                   81,794

Citigroup                                                                                         3,842                  231,481

Fifth Third Bancorp                                                                               2,321                  146,803

                                                                                                                         460,078

BIOTECHNOLOGY--1.8%

Amgen                                                                                             2,249  (a)             157,992

Genentech                                                                                           659  (a)             113,348

PE - Celera Genomics Group                                                                          450  (a)              42,075

                                                                                                                         313,415

BUSINESS SERVICES--.4%

Omnicom Group                                                                                       865                   77,039

COMPUTER EQUIPMENT--5.2%

Dell Computer                                                                                     3,842  (a)             189,459

EMC                                                                                               5,367  (a)             412,924

Sun Microsystems                                                                                  3,558  (a)             323,556

                                                                                                                         925,939

COMPUTER NETWORKING--5.4%

Cisco Systems                                                                                    10,874  (a)             691,179

Foundry Networks                                                                                  1,560                  172,380

Network Appliance                                                                                 1,274  (a)             102,557

                                                                                                                         966,116

COMPUTER SOFTWARE/SERVICES--9.4%

Automatic Data Processing                                                                         1,587                   85,004

Business Objects, ADS                                                                               497  (a)              43,798

Inktomi                                                                                             712                   84,194

Mercury Interactive                                                                               2,043  (a)             197,660

Oracle                                                                                            3,859  (a)             324,397

Redback Networks                                                                                    866  (a)             154,148

Siebel Systems                                                                                    1,248  (a)             204,126

VeriSign                                                                                          1,606  (a)             283,459

Veritas Software                                                                                  1,625  (a)             183,650

Yahoo!                                                                                              955  (a)             118,301

                                                                                                                       1,678,737


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER PRODUCTS--.7%

Colgate-Palmolive                                                                                 1,550                   92,806

Gillette                                                                                          1,125                   39,305

                                                                                                                         132,111

CONSUMER SERVICES--.6%

DeVRY                                                                                             4,315  (a)             114,078

DIVERSIFIED--2.5%

Berkshire Hathaway, Cl. B                                                                            22  (a)              38,720

Corning                                                                                           1,484                  400,495

                                                                                                                         439,215

ELECTRONICS--3.3%

General Electric                                                                                  6,916  (a)             366,548

Jabil Circuit                                                                                     2,690  (a)             133,491

PE - Biosystems Group                                                                               646  (a)              42,555

Sanmina                                                                                             555  (a)              47,453

                                                                                                                         590,047

FINANCIAL SERVICES--.9%

Affymetrix                                                                                          306  (a)              50,528

American Express                                                                                  1,426                   74,330

Schwab (Charles)                                                                                  1,047                   35,205

                                                                                                                         160,063

FOOD & BEVERAGES--1.0%

Coca-Cola                                                                                         3,223                  185,121

LEISURE & ENTERTAINMENT--1.8%

Disney (Walt)                                                                                     2,459                   95,440

Harley-Davidson                                                                                   1,161                   44,699

Viacom, Cl. B                                                                                     2,638  (a)             179,879

                                                                                                                         320,018

MANUFACTURING--2.1%

Danaher                                                                                           1,256                   62,094

Tyco International                                                                                6,595                  312,438

                                                                                                                         374,532

MEDICAL SUPPLIES & EQUIPMENT--2.8%

Baxter International                                                                              3,400                  239,063

Guidant                                                                                           3,729  (a)             184,586

Medtronic                                                                                         1,658                   82,589

                                                                                                                         506,238

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS--.3%

Coastal                                                                                             773                   47,056

OIL SERVICES--.9%

Halliburton                                                                                       3,377                  159,352

PHARMACEUTICAL--9.8%

Abbott Laboratories                                                                               4,201                  187,207

Bristol-Myers Squibb                                                                              1,607                   93,608

IDEC Pharmaceuticals                                                                                492  (a)              57,718

Lilly (Eli) & Co.                                                                                 2,116                  211,336

MedImmune                                                                                         1,519  (a)             112,406

Merck & Co.                                                                                       3,017                  231,178

Pfizer                                                                                           15,179                  728,568

Schering-Plough                                                                                   2,578                  130,189

                                                                                                                       1,752,210

PUBLISHING & BROADCASTING--6.6%

AMFM                                                                                              3,655  (a)             252,195

AT&T - Liberty Media Group, Cl. A                                                                 7,218  (a)             175,037

Comcast, Cl. A                                                                                    5,431                  219,956

EchoStar Communications, Cl. A                                                                    2,159                   71,483

Time Warner                                                                                       4,950                  376,200

USA Networks                                                                                      3,842  (a)              83,083

                                                                                                                       1,177,954

RETAIL--5.3%

Costco Wholesale                                                                                  4,047  (a)             133,551

Home Depot                                                                                        4,602                  229,812

Kohl's                                                                                            2,621  (a)             145,793

Lowe's Cos.                                                                                       1,734                   71,202

Wal-Mart Stores                                                                                   4,367                  251,648

Walgreen                                                                                          3,652                  117,549

                                                                                                                         949,555

SEMICONDUCTORS & EQUIPMENT--13.2%

Analog Devices                                                                                    4,013  (a)             304,988

Applied Micro Circuits                                                                            1,308  (a)             129,165

Broadcom, Cl. A                                                                                     686  (a)             150,191

Intel                                                                                             4,314  (a)             576,722


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTORS & EQUIPMENT (CONTINUED)

JDS Uniphase                                                                                      4,006  (a)             480,219

LSI Logic                                                                                         1,199  (a)              64,896

Maxim Integrated Products                                                                         1,390  (a)              94,433

PMC-Sierra                                                                                          521  (a)              92,575

Texas Instruments                                                                                 4,819                  331,005

Vitesse Semiconductor                                                                             2,014  a               148,155

                                                                                                                       2,372,349

SUPERMARKETS--.5%

Kroger                                                                                            4,214  (a)              92,971

TELECOMMUNICATION EQUIPMENT--8.9%

Ciena                                                                                               662  (a)             110,347

Comverse Technology                                                                               1,276  (a)             118,668

E-Tek Dynamics                                                                                      813  (a)             214,480

Ericsson (LM) Telephone, Cl. B, ADR                                                               3,921                   78,420

Lucent Technologies                                                                               4,050                  239,963

Nokia, ADS                                                                                        8,616                  430,262

Qwest Communications International                                                                1,296  (a)              64,395

RF Micro Devices                                                                                    915  (a)              80,177

Sycamore Networks                                                                                   501                   55,298

Tellabs                                                                                           2,591  (a)             177,322

Williams Communications Group                                                                       987  (a)              32,756

                                                                                                                       1,602,088

TELECOMMUNICATION SERVICES--7.4%

Juniper Networks                                                                                  1,828                  266,088

Level 3 Communications                                                                            1,047                   92,136

NEXTEL Communications, Cl. A                                                                      1,768  (a)             108,180

Nortel Networks                                                                                   5,589                  381,449

SBC Communications                                                                                4,467                  193,198

Sprint (PCS Group)                                                                                1,753  (a)             104,304

Vodafone AirTouch, ADR                                                                            2,138                   88,593

VoiceStream Wireless                                                                                777  (a)              90,363

                                                                                                                       1,324,311

TOTAL COMMON STOCKS

   (cost $14,083,026)                                                                                                 16,896,356

                                                                                                                      The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                             Principal

SHORT-TERM INVESTMENTS--5.6%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY;

Federal Home Loan Mortgage,

   6.30%, 7/3/2000 (cost $999,650)                                                            1,000,000                  999,650
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $15,082,676)                                                             100.0%               17,896,006

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.0%)                  (1,573)

NET ASSETS                                                                                       100.0%               17,894,433

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  15,082,676  17,896,006

Cash                                                                     45,015

Dividends receivable                                                      4,233

Prepaid expenses                                                            125

                                                                     17,945,379
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            36,452

Accrued expenses                                                         14,494

                                                                         50,946
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       17,894,433
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      16,705,097

Accumulated undistributed investment income--net                            515

Accumulated net realized gain (loss) on investments                  (1,624,509)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             2,813,330
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       17,894,433
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                        942,177

NET ASSET VALUE, offering and redemption price per share ($)              18.99

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                                48,835

Cash dividends (net of $202 foreign taxes withheld at source)           15,126

TOTAL INCOME                                                            63,961

EXPENSES:

Investment advisory fee--Note 3(a)                                      47,584

Auditing fees                                                           16,303

Custodian fees--Note 3(a)                                                9,731

Prospectus and shareholders' reports                                     3,547

Registration fees                                                        3,120

Legal fees                                                               1,160

Shareholder servicing costs                                                256

Loan commitment fees--Note 2                                                20

Miscellaneous                                                              245

TOTAL EXPENSES                                                          81,966

Less--reduction in investment advisory fee due to
  undertaking--Note 3(a)                                               (18,520)

NET EXPENSES                                                            63,446

INVESTMENT INCOME--NET                                                     515
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,567,512)

Net unrealized appreciation (depreciation) on investments              839,528

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (727,984)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (727,469)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2000           Year Ended

                                              (Unaudited)    December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                         515              (4,575)

Net realized gain (loss) on investments       (1,567,512)               96,574

Net unrealized appreciation (depreciation)
   on investments                                839,528             1,692,462

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (727,469)            1,784,461
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                 --              (1,120)

Net realized gain on investments                 (86,561)            (323,640)

TOTAL DIVIDENDS                                  (86,561)            (324,760)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  15,676,408            4,177,592

Dividends reinvested                               86,561              324,760

Cost of shares redeemed                       (4,539,275)          (1,020,907)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           11,223,694            3,481,445

TOTAL INCREASE (DECREASE) IN NET ASSETS       10,409,664            4,941,146
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             7,484,769            2,543,623

END OF PERIOD                                  17,894,433            7,484,769

Undistributed investement income--net                 515                   --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       803,234              252,994

Shares issued for dividends reinvested              4,166               19,754

Shares redeemed                                 (241,951)             (56,020)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     565,449              216,728

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much  your  investment  in  the  portfolio would have increased  (or  decreased)  during  each period, assuming you had reinvested all
dividends   and   distributions.  These  figures  have  been  derived  from  the portfolio's financial statements.

                                                                           Six Months Ended

                                                                              June 30, 2000               Year Ended December 31,
                                                                                                        ---------------------

                                                                                  (Unaudited)           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    19.87         15.90            12.50

Investment Operations:

Investment income (loss)--net                                                        .00(b,c)      (.02)(b)              .01

Net realized and unrealized
   gain (loss) on investments                                                           (.75)          5.79             3.39

Total from Investment Operations                                                        (.75)          5.77             3.40

Distributions:

Dividends from investment income--net                                                      --         (.01)               --

Dividends from net realized gain on investments                                         (.13)        (1.79)               --

Total Distributions                                                                     (.13)        (1.80)               --

Net asset value, end of period                                                          18.99         19.87            15.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                    (3.72)(d)         39.01            27.20(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                .50(d)          1.00           .25(d)

Ratio of net investment income (loss)
   to average net assets                                                             .00(d,e)         (.11)           .05(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                      .14(d)          1.33           .31(d)

Portfolio Turnover Rate                                                             101.25(d)        115.08         75.65(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                  17,894         7,485         2,544

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering twelve series, including the Founders Growth Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial
Corporation.   Founders   Asset  Management  LLC  ("Founders") serves  as  the
portfolio's sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,356 during the period ended June 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly. Dreyfus has undertaken from January 1, 2000 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio's aggregate annual expenses, exclusive of taxes, brokerage
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1% of the value of the portfolio's average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $18,520 during the period ended June 30, 2000.

Pursuant   to   a   Sub-Investment   Advisory   Agreement   with  Founders,  the
sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

       AVERAGE NET ASSETS

       0 to $100 million. . . . . . . . . . . . . . . . . .     .25 of 1%

       In excess of $100 million to $1 billion. . . . . . .     .20 of 1%

       In excess of $1 billion to $1.5 billion. . . . . . .     .16 of 1%

       In excess of $1.5 billion. . . . . . . . . . . . . .     .10 of 1%

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $15 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $9,731 pursuant to the custody agreement.

(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.  Prior  to  April  13,  2000,  each  Board  member  who was not an
"affiliated   person"   as   defined   in  the  Act  received  from  the  fund
an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $21,838,330 and $11,693,448, respectively.

At June 30, 2000, accumulated net unrealized appreciation on investments was $2,813,330, consisting of $3,017,837 gross unrealized appreciation and $204,507 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                   The Portfolio

NOTES

For More Information

  Dreyfus Investment Portfolios, Founders Growth Portfolio
  200 Park Avenue
  New York, NY 10166

Investment Adviser

  The Dreyfus Corporation
  200 Park Avenue
  New York, NY 10166

Sub-Investment Adviser

  Founders Asset Management LLC
  Founders Financial Center
  2930 East Third Avenue
  Denver, CO 80206

Custodian

  Mellon Bank, N.A.
  One Mellon Bank Center
  Pittsburgh, PA 15258

Transfer Agent & Dividend Disbursing Agent

  Dreyfus Transfer, Inc.
  P.O. Box 9671
  Providence, RI 02940

Distributor

  Dreyfus Service Corporation
  200 Park Avenue
  New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   176SA006




Dreyfus

Investment Portfolios,

Founders International Equity Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)



The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                        Founders International Equity Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Founders International Equity Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas A. Loeffler, CFA, of Founders Asset Management LLC, the portfolio's sub-investment adviser.

When the reporting period began, it had become apparent that global economic growth was substantially stronger than many analysts had expected. In fact, most global markets had already rebounded sharply from 1998's currency and credit crises in emerging market countries. The rally continued into the first quarter of 2000, before peaking in early March.

In April, many developed and emerging market countries around the world experienced heightened levels of volatility when expensively priced technology stocks began to decline sharply in the wake of evidence that inflationary pressures were building. This correction, combined with a strong U.S. dollar relative to many foreign currencies, erased much of the reporting period's early gains.

We  appreciate  your confidence over the past six months, and we look forward to
your   continued   participation  in  Dreyfus  Investment  Portfolios,  Founders
International Equity Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF PERFORMANCE

Douglas A. Loeffler, CFA, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders International Equity Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, the portfolio produced a total return of -2.83%.(1) This compares with a -2.95% return for the portfolio's benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index, for the same period.(2)

We attribute the portfolio's modest outperformance to successful stock selection in an environment that, for much of the reporting period, did not favor the growth investment style.

What is the portfolio's investment approach?

The portfolio focuses on individual stock selection. We do not attempt to predict interest rates or market movements nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find what we believe to be the best-managed, best-positioned companies, wherever they may be.

Starting with roughly 1,000 of the largest companies outside the United States, we perform rigorous stock-by-stock analyses. Our goal is to identify companies that we believe have achieved and can sustain earnings or revenue growth through a strong brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these factors are the marks of companies whose growth, in both revenues and earnings, should exceed that of global industry peers as well as that of their local markets.

The portfolio will typically hold 60-80 stocks, broadly invested across countries and industries, representing what we believe to be the best growth ideas in the world. We generally sell a stock when it reaches its target price or when we determine that circumstances have changed and it will most likely not reach the previously set target sale price.

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

When the reporting period began, the portfolio benefited from strong global demand for growth stocks. After a brief January pause, the year-end 1999 rally continued into the first quarter of 2000. The global advance was driven by the telecommunications, media and technology industries, on which the portfolio placed a relatively heavy emphasis.

From mid-March through the end of May, however, global stock markets were marked by rapid swings and shifts in investor sentiment. Investors grew concerned over stock valuations that were extraordinarily high when compared to historical norms. Overseas markets, and especially the emerging markets, were highly vulnerable to rising interest rates. While demand for stocks remained high, supply grew rapidly as firms rushed new shares to market in order to take advantage of high prices. However, investors paused to rethink valuations when central banks raised interest rates and markets grew glutted with new issues. As a result, stock prices turned downward, negatively affecting portfolio performance.

More specifically, Japan was weak through the entire reporting period; both the market and economy continued to disappoint investors. However, our emphasis on individual stock selection helped the portfolio's performance. European markets moved slightly ahead in local currency terms, benefiting the portfolio, as countries continued to move away from a centralized economic model and towards a competitive, market-driven structure. However, weakness in the euro and British pound relative to the U.S. dollar negatively affected the performance of the portfolio's European investments for U.S. investors.

What is the portfolio's current strategy?

We have maintained our focus during a challenging period for global growth stocks, continuing our quest to uncover what we believe to be the strongest growth opportunities worldwide.

Since mid-March, we have worked to reduce the overall volatility of the portfolio. In particular, we have focused on the price we pay for stocks, looking for a clearer path from concept to profitability and reducing our investment in stocks with no current earnings.

Accordingly, Europe is currently our largest area of regional exposure. We have reduced our investments in European financial firms, concentrating instead on companies positioned to take advantage of the ongoing convergence of the telecommunications and entertainment industries. We de-emphasized investments in the United Kingdom, avoiding exposure to its weak financial services industry.

Japan continues to be the portfolio's largest single-country weighting. In our Japanese investments, we have focused on selecting well-run companies that we believe are positioned for growth, including telecommunications companies and high-end consumer electronics manufacturers. We are also seeking to take advantage of selected opportunities in emerging market countries. These include Latin American stocks tied closely to U.S. market performance, as well as Asian manufacturers of semiconductors and telecommunications equipment. On the other hand, we have sharply reduced our holdings of commodity telecommunication providers, particularly in markets with many new entrants. In the media industry group, we are focusing primarily on company valuations and potential profitability.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC.-- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                                   The Portfolio

June 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

COMMON STOCKS--88.3%                                    Shares                 Value ($)
-------------------------------------------------------------------------------------------

BRAZIL--1.3%

Aracruz Celulose, ADR                                    6,275                  121,186

CANADA--1.0%

AT&T Canada, Cl. B, ADR                                  2,775  (a)              92,095

DENMARK--1.4%

Novo Nordisk, Cl. B                                        800                  136,000

FINLAND--6.1%

HPY Holding                                              4,150                  189,997

Nokia, ADS                                               3,525                  176,030

Perlos                                                   6,075                  191,792

Tietoenator                                                925                   30,835

                                                                                588,654

FRANCE--10.5%

Accor                                                    2,975                  121,816

Alcatel                                                  3,675                  240,808

Altran Technologies                                        550                  107,593

Bouygues                                                   100                   66,766

Dassault Systemes                                        1,275                  118,812

Total Fina Elf                                           1,150                  176,157

Vivendi                                                  1,950                  171,949

                                                                              1,003,901

HONG KONG--1.8%

China Mobile (Hong Kong)                                20,000  (a)             176,382

ISRAEL--2.0%

Check Point Software Technologies, ADR                     525  (a)             111,169

Partner Communications, ADR                              8,900  (a)              84,550

                                                                                195,719

ITALY--5.1%

Alleanza Assicurazioni                                  15,425                  203,178

Saipem                                                  25,800                  152,816

San Paolo-IMI                                            7,425                  131,512

                                                                                487,506

JAPAN--19.1%

Ajinomoto                                               10,000                  128,484

Don Quijote                                                746                  130,383

MURATA MANUFACTURING                                       730                  104,965

Mitsubishi Electric                                     22,000                  238,602

NEC                                                      8,000                  251,677


COMMON STOCKS (CONTINUED)                               Shares                 Value ($)
-------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

NIPPON TELEGRAPH & TELEPHONE                                11                  146,528

Nippon Television Network                                  150                   97,780

PIONEER                                                  7,000                  273,122

TOKYO GAS                                               52,000                  146,396

TOYODA GOSEI                                             2,000                  127,161

Taiyo Yuden                                              2,000                  125,461

Takeda Chemical Industries                               1,000                   65,753

                                                                              1,836,312

LUXEMBOURG--1.3%

Societe Europeenne des Satellites                          750                  125,902

MEXICO--3.0%

Cemex, ADR                                               5,200                  121,550

Telefonos de Mexico, ADR                                 2,975                  169,947

                                                                                291,497

NETHERLANDS--8.7%

ASM Lithography, ADR                                     3,485  (a)             153,776

Heineken                                                 2,175                  132,250

Koninklijke (Royal) Philips Electronics, ADR             6,550                  311,125

STMicroelectronics                                       1,350                   84,984

TNT Post                                                 5,650                  152,238

                                                                                834,373

SOUTH KOREA--2.9%

Samsung Electronics, GDR                                 1,400  (b)             275,100

SPAIN--3.0%

Altadis                                                 10,450                  160,372

Banco Santander Central Hispano                         11,525                  121,468

Grupo Prisa                                                500  (a)              11,589

Telefonica, ADR                                             15  (a)                 961

                                                                                294,390

SWEDEN--6.3%

Electrolux , Cl. B                                       6,925                  107,541

ForeningsSparbanken                                      9,800                  143,825

Nordic Baltic                                           20,550                  155,473

Telefonaktiebolaget LM Ericsson, Cl. B, ADR              9,950                  199,000

                                                                                605,839

SWITZERLAND--2.6%

Swatch                                                     110                  139,689

                                                                             The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                 Value ($)
-------------------------------------------------------------------------------------------

SWITZERLAND (CONTINUED)

Synthes-Stratec                                            240  (b)             109,332

                                                                                249,021

UNITED KINGDOM--9.6%

BP Amoco, ADS                                            2,450                  138,578

Cable & Wireless                                        11,100                  188,388

Energis                                                  1,875  (a)              70,470

Marconi                                                  9,975                  130,110

Nycomed Amersham                                        14,575                  145,015

Scoot.com                                               24,150  (a)              56,408

Vodafone AirTouch                                       47,885                  193,914

                                                                                922,883

UNITED STATES--2.6%

Global TeleSystems                                       5,225  (a)              63,027

NTL                                                      3,150  (a)             188,606

                                                                                251,633

TOTAL COMMON STOCKS

   (cost $7,695,207)                                                          8,488,393
---------------------------------------------------------------------------------------------

PREFERRED STOCKS--.8%
---------------------------------------------------------------------------------------------

GERMANY;

Marschollek, Lautenschlaeger

   (cost $82,341)                                          165                   82,466
--------------------------------------------------------------------------------------------

                                                         Principal

SHORT-TERM INVESTMENTS--8.3%                            Amount ($)              Value ($)
---------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Federal Home Loan Banks, 6.48% 7/3/2000

   (cost $799,712)                                     800,000                  799,712
-----------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $8,577,260)                       97.4%               9,370,571

CASH AND RECEIVABLES (NET)                                 2.6%                 245,307

NET ASSETS                                               100.0%               9,615,878

(A) NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF SECURITIES ACT OF
1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2000, THESE SECURITIES
AMOUNTED TO$384,432 OR APPROXIAMATELY 4.0% OF NET ASSETS.

SEE NOTES TO STATEMENT OF INVESTMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  8,577,260    9,370,571

Cash                                                                    325,881

Dividends receivable                                                      4,741

Prepaid expenses                                                            522

                                                                      9,701,715
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             4,343

Payable for investment securities purchased                              46,055

Payable for shares of Beneficial Interest redeemed                       14,124

Accrued expenses                                                         21,315

                                                                         85,837
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        9,615,878
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       8,556,721

Accumulated undistributed investment income--net                         11,786

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                     253,995

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                      793,376
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        9,615,878
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
 Interest authorized)                                                   480,687

NET ASSET VALUE, offering and redemption price per share ($)              20.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $6,796 foreign taxes withheld at source)         40,716

Interest                                                                21,231

TOTAL INCOME                                                            61,947

EXPENSES:

Investment advisory fee--Note 3(a)                                      33,440

Custodian fees                                                          32,449

Auditing fees                                                           10,503

Prospectus and shareholders' reports                                     5,219

Registration fees                                                        1,476

Legal fees                                                               1,185

Trustees' fees and expenses--Note 3(b)                                     669

Shareholder servicing costs                                                250

Loan commitment fees--Note 2                                                11

Miscellaneous                                                            4,308

TOTAL EXPENSES                                                          89,510

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (39,349)

NET EXPENSES                                                            50,161

INVESTMENT INCOME-NET                                                   11,786
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                           263,001

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                       (514,280)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (251,279)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (239,493)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2000         Year Ended

                                              (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)-net                       11,786           (2,916)

Net realized gain (loss) on investments           263,001          645,007

Net unrealized appreciation (depreciation)
   on investments                                (514,280)         980,443

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (239,493)       1,622,534
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS                 (343,289)        (282,839)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   5,696,163        1,317,844

Dividends reinvested                              343,289          282,839

Cost of shares redeemed                          (448,557)        (629,761)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             5,590,895          970,922

TOTAL INCREASE (DECREASE) IN NET ASSETS         5,008,113        2,310,617
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             4,607,765        2,297,148

END OF PERIOD                                   9,615,878        4,607,765

Undistributed investment income--net               11,786            --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       272,869           67,505

Shares issued for dividends reinvested             16,201           13,155

Shares redeemed                                   (21,249)         (27,794)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     267,821           52,866

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much  your  investment  in  the  portfolio would have increased  (or  decreased)  during  each period, assuming you had reinvested all
dividends   and   distributions.  These  figures  have  been  derived  from  the portfolio's financial statements.

                                                                                Six Months Ended
                                                                                 June 30, 2000           Year Ended December 31,
                                                                                                        ------------------------
                                                                                  (Unaudited)           1999             1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                 21.65              14.36            12.50

Investment Operations:

   Investment income (loss)-net                                                        .04(b)            (.02)(b)         (.01)

Net realized and unrealized

   gain (loss) on investments                                                         (.59)              8.73             1.87

Total from Investment Operations                                                      (.55)              8.71             1.86

Distributions:

Dividends from net realized gain on investments                                      (1.10)             (1.42)             --

Net asset value, end of period                                                       20.00              21.65            14.36
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (2.83)(c)          60.69            14.88(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                               .75(c)             1.50              .38(c)

Ratio of net investment income (loss)
   to average net assets                                                              .18(c)             (.11)            (.08)(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                     .59(c)             2.27              .81(c)

Portfolio Turnover Rate                                                            108.14(c)           190.80            29.25(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                               9,616               4,608            2,297

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering twelve portfolios, including the Founders International Equity Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC ("Founders") serves as the portfolio's sub-investment adviser. Founders is a 90% -owned subsidiary of Mellon. Effective March 22, 2000, Dreyfus Service Corporation ("DSC" ), a wholly-owned subsidiary of the Dreyfus, became the distributor of the portfolio's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

As of June 30, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 179,367 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the
national   securities  market.  Securities  not  listed  on  an
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $2,765 during the period ended June 30, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(A)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly. Dreyfus has
undertaken   from   January   1,   2000  through  December  31,
                                                                  The  Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the portfolio's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $39,349 during the period ended June 30, 2000.

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $15 pursuant to the transfer agency agreement.

(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $10,524,287 and $6,652,202, respectively.

At June 30, 2000, accumulated net unrealized appreciation on investments was $793,311, consisting of $1,014,536 gross unrealized appreciation and $221,225 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                   The Portfolio

For More Information

Dreyfus
Investment Portfolios,
Founders International Equity Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Founders Asset Management LLC
Founders Financial Center
2930 East Third Avenue
Denver, CO 80206

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   177SA006




Dreyfus Investment Portfolios, Founders Passport Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                    Founders Passport Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Founders Passport Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with its portfolio manager, Tracy Stouffer of Founders Asset Management LLC, the portfolio's sub-investment adviser.

When the reporting period began, it had become apparent that global economic growth was substantially stronger than many analysts had expected. In fact, most global markets had already rebounded sharply from 1998's currency and credit crises in emerging market countries. The rally continued into the first quarter of 2000, before peaking in early March.

In April, the markets of many developed and emerging market countries around the world experienced heightened levels of volatility when expensively priced technology stocks began to decline sharply in the wake of evidence that inflationary pressures were building. This correction, combined with a strong U.S. dollar relative to many foreign currencies, erased much of the reporting period's early gains.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Investment Portfolios, Founders Passport Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF PERFORMANCE

Tracy Stouffer, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Passport Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, Dreyfus Investment Portfolios, Founders Passport Portfolio produced a total return of -5.26%.(1) In comparison, the portfolio's benchmarks, the Morgan Stanley Capital International World ex U.S. Index(2) and the Morgan Stanley Capital International World ex U.S. Small Cap Index,(3) produced total returns of -2.95% and 5.00%, respectively, for the same period.

We attribute the portfolio's underperformance of the indices during the reporting period to the volatility in international "new economy" stocks such as technology, telecommunications and media, which performed in line with similar companies in the United States. Between March and May of 2000, stock prices of these companies declined sharply due to concerns regarding their very high levels as well as fears of inflation and a rising interest-rate environment.

What is the portfolio's investment approach?

The portfolio invests primarily in foreign companies with annual revenues or market capitalizations of $1 billion or less that have demonstrated strong earnings growth as well as dominance in their market niches. Although our recent focus has been on technology and telecommunications, the portfolio is broadly diversified and currently holds more than 100 stocks in many industries.

Because of this broad mandate, we believe it is very important for us to meet with corporate management teams to assess their business strategies. We also believe it is important to travel to the countries in which they are located to assess the local business environment. When it comes to international small-cap stocks, it is especially important to learn as much as we can because there is a limited amount of Wall Street research available on many of these companies.

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The reporting period began on a positive note. The much anticipated Y2K concerns never materialized and international fund managers who had a high level of cash reserves were able to put the money to work early in the year. In this environment, small-cap stocks flourished, as investors were willing to assume additional risk in return for higher return potential.

However, in early March the U.S. stock market turned volatile when it appeared that the domestic economy was growing too fast to keep inflation at bay. The Federal Reserve Board (the "Fed" ) responded by raising short-term interest rates. A "flight to size" ensued during which the hardest hit stocks were the small caps. Often, we found it difficult to sell these shares on the open market, and this lack of liquidity caused share prices to fall sharply.

Not all stocks in the portfolio fell in value during the period. The companies that tended to perform well posted stronger than expected earnings during the period. One example was Logitech International, a Swiss company that makes computer accessories such as PC video cameras and multimedia speakers. Indeed, a number of Swiss companies performed well, not just because of strong profits, but because there is a new small-cap stock index in Switzerland that makes it easier for Swiss investors to participate in the small-cap marketplace.

The Chinese stock market also produced strong returns as that nation experienced an economic recovery. The portfolio's economically cyclical holdings generally performed well in an improving business environment. One example: Huaneng Power International, a leading electric utility, is benefiting from increasing economic activity in China. Another example is China Eastern Airlines Ltd., which can benefit from rising per capita income throughout China as trade opens up with the West.


Other strong stocks in the portfolio in the reporting period were profitable companies in a variety of industries and locations, such as a construction company in France, a doll manufacturer in Germany and a semiconductor designer in Ireland.

What is the portfolio's current strategy?

Our current strategy is to continue to focus on finding small, fast-growing companies throughout the world regardless of industry or location. Currently, we like the valuation in Asia and the larger markets of Europe.

Finally, we continue to actively pursue stocks of companies in new technologies. Although the first half of 2000 was a volatile period for these stocks, we believe that in general, new economy companies offer great opportunity for growth.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

(3) SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL -- THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. SMALL CAP INDEX IS A WEIGHTED AVERAGE OF THE PERFORMANCE OF SECURITIES IN 21 COUNTRIES THAT INCLUDES COMPANIES WITH MARKET CAPITALIZATIONS BETWEEN U.S. $200 MILLION AND $800 MILLION.

                                                                   The Portfolio

STATEMENT OF INVESTMENTS

JUNE 30, 2000 (Unaudited)

COMMON STOCKS--91.2%                                                                            Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--1.6%

Aristocrat Leisure                                                                               33,080                  111,674

Challenger International                                                                          3,425                    7,477

ERG                                                                                              15,485                  120,002

Sausage Software                                                                                 59,700  (a)              90,176

Securenet                                                                                        16,500  (a)              90,897

                                                                                                                         420,226

AUSTRIA--.3%

Austria Technologie & Systemtechnik                                                                 875  (a)              66,766

BELGIUM--.1%

G.I.B.                                                                                              850                   31,205

CANADA--5.7%

Agrium                                                                                           17,625                  151,180

Canadian Hunter Exploration                                                                       8,975  (a)             190,642

Crestar Energy                                                                                    4,925  (a)              75,009

Ensign Resource Service                                                                           4,475                  147,494

GSI Lumonics                                                                                      2,825  (a)              98,558

GT Group Telecom                                                                                  2,750  (a)              43,369

Genesis Exploration                                                                              10,525  (a)              78,195

Hemosol                                                                                           6,000  (a)              58,963

NHC Communications                                                                                3,181  (a)              24,815

Precision Drilling                                                                                5,700  (a)             220,208

Rio Alto Exploration                                                                              7,150  (a)             130,869

Sierra Wireless                                                                                   1,825  (a)              98,609

WestJet Airlines                                                                                 12,150  (a)             184,638

                                                                                                                       1,502,549

CHINA--4.1%

Angang New Steel, Cl. H                                                                       1,810,000                  183,424

Beijing Yanuha Petrochemical, Cl. H                                                             668,000                   77,977

China Eastern Airlines, Cl. H                                                                 1,080,000  (a)             137,154

China Shipping Development, Cl. H                                                               648,000  (a)             118,036

China Southern Airlines, Cl. H                                                                  316,000  (a)              75,397

Huaneng Power International, Cl. H                                                              412,000                  134,768

Shandong International Power Development, Cl. H                                                  74,000                   10,916

Shanghai Petrochemical, Cl. H                                                                 1,480,000                  201,242

Yanzhou Coal Mining, Cl. H                                                                      676,000                  139,612

                                                                                                                       1,078,526



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DENMARK--.2%

DSV, De Sammensluttede Vognmaend                                                                  2,775                   62,073

FINLAND--1.9%

Comptel                                                                                           3,375                   67,923

F-Secure                                                                                          7,350  (a)              84,896

Hartwall                                                                                          4,225                   84,626

JOT Automation                                                                                   10,500                   70,004

Menire                                                                                            4,000  (a)              19,076

Tecnomen                                                                                          4,500  (a)              38,629

Teleste                                                                                           5,675  (a)             138,027

                                                                                                                         503,181

FRANCE--7.4%

A Novo                                                                                              520                  127,962

Carbone Lorraine                                                                                  1,875                   74,039

Cerep                                                                                             3,225  (a)             221,472

Custom Silicon Configuration Services                                                             1,000  (a)              15,394

Elior                                                                                             9,025  (a)             113,884

Faurecia                                                                                          3,125                  123,249

Neopost                                                                                           4,825  (a)             156,241

Net2S                                                                                               500  (a)              10,015

Netgem                                                                                              800  (a)              30,476

Penauille Polyservices                                                                              275                  132,066

Pierre & Vacances                                                                                 1,650  (a)              98,360

Pinguely-Haulotte                                                                                11,200                  232,880

Remy Cointreau                                                                                    3,225  (a)             104,738

Riber                                                                                             7,250  (a)             148,673

SR Teleperformance                                                                                1,000                   38,057

Silicon-On-Insulator Technologies                                                                    25  (a)               5,842

Societe Manutan                                                                                     150                   13,055

Sommer Allibert                                                                                   3,525                  109,270

Vallourec                                                                                           400                   16,787

Wavecom                                                                                             625  (a)              75,708

Zodiac                                                                                              500                  101,627

                                                                                                                       1,949,795

GERMANY--7.5%

ACG                                                                                                 250  (a)              53,651

Adcon Telemetry                                                                                   5,225  (a)              82,229

                                                                                                                      The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

Amatech                                                                                           2,000  (a)              69,627

Articon Information Systems                                                                         672  (a)              46,149

COR Insurance Technologies                                                                       10,475  (a)             178,840

Comroad                                                                                             240  (a)              36,855

DIS Deutscher Industrie Service                                                                     800                   96,906

GPC Biotech                                                                                       2,300  (a)             118,462

Grenkeleasing                                                                                     2,200  (a)              71,344

Kontron Embedded Computers                                                                        1,450  (a)             130,003

Ruecker                                                                                           5,075  (a)              77,933

SAI Automotive                                                                                      300                    2,618

SZ Testsysteme                                                                                    5,575  (a)             132,936

Techem                                                                                            6,225  (a)             148,435

Tecis                                                                                               700                   66,733

Thiel Logistik                                                                                    3,375  (a)             316,113

U.C.A. Unternehmer Consult                                                                          225  (a)              11,116

Wedeco Water Technology                                                                           3,375  (a)             130,694

Zapf Creaton                                                                                      3,365                  210,225

                                                                                                                       1,980,869

GREECE--.3%

M.J. Maillis                                                                                      5,690                   71,332

Metrolife                                                                                           200  (a)               1,871

                                                                                                                          73,203

HONG KONG--3.2%

Brilliance China Automotive                                                                       2,680                   46,565

China Everbright                                                                                 54,000                   42,255

China Pharmaceutical Enterprise and Investment                                                  460,000                   56,057

China Resources Beijing Land                                                                    674,000                   89,917

Cosco Pacific                                                                                   240,000                  189,338

Giordano International                                                                           64,000                   97,286

HKCB Bank                                                                                       148,000  (a)              42,788

Hong Kong Exchanges & Clearing                                                                   58,000  (a)              78,493

Quality Healthcare Asia                                                                         109,000  (a)              32,159

Shenzhen International                                                                        1,485,000  (a)             106,676

VTech                                                                                            12,000                   45,894

Yuxing Infotech                                                                                  20,000  (a)              10,968

                                                                                                                         838,396


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDONESIA--.1%

Gulf Indonesia Resources                                                                          2,500                   20,000

IRELAND--1.8%

ITG                                                                                              11,288  (a)             117,355

Parthus Technologies                                                                             72,875                  210,006

Trinity Biotech                                                                                  49,500  (a)             145,406

                                                                                                                         472,767

ISRAEL--6.5%

BATM Advanced Communications                                                                      2,725                   237,648

BreezeCom                                                                                         6,600  (a)             287,100

Card-Guard Scientific Survival                                                                    3,525  (a)             167,271

Commtouch Software                                                                                5,400  (a)             175,500

GEO Interactive Media                                                                             6,250  (a)             119,914

M-Systems Flash Disk Pioneers                                                                     2,900  (a)             225,837

Oridion Systems                                                                                   1,575  (a)              41,613

RADVision                                                                                         7,975  (a)             222,802

RT-SET                                                                                            7,450  (a)             115,825

TTI Team Telecom International                                                                    1,800  (a)              64,388

Valor Computerized Systems                                                                        6,470  (a)              56,774

                                                                                                                       1,714,672

ITALY--.8%

Buzzi Unicem                                                                                      4,250  (a)              38,327

ERG                                                                                              34,375                  103,246

Ericsson                                                                                          1,350                   78,584

                                                                                                                         220,157

JAPAN--12.2%

ADERANS                                                                                           2,500                  115,966

AMADA                                                                                            23,000                  195,560

ANDO ELECTRONIC                                                                                   4,000  (a)              92,584

Aica Kogyo                                                                                        3,000                   23,750

Central Glass                                                                                     1,000                    5,319

FUJI OIL                                                                                         10,000                   89,277

HISAMITSU PHARMACEUTICAL                                                                          6,000  (a)              92,452

HUNET                                                                                            22,000                  169,183

IDEC IZUMI                                                                                       10,500                  148,299

Ichiyoshi Securities                                                                              4,000                   33,670

JOINT                                                                                             3,500                  119,367

                                                                                                                      The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

KATOKICHI                                                                                         4,000                  101,464

KINSEKI                                                                                           9,000                  152,622

KOA                                                                                               4,000                  124,327

KURODA ELECTRIC                                                                                      60                    1,984

MICRONICS JAPAN                                                                                   2,000                   46,859

MORITEX                                                                                           2,000                  182,333

NIPPON THOMPSON                                                                                  18,000                  273,784

RORZE                                                                                             1,000                   49,220

RYOYO ELECTRO                                                                                     9,000                  179,879

SHIMACHU                                                                                          9,900                  210,439

Sumisho Lease                                                                                     1,000                   15,021

TOHOKU PIONEER                                                                                    3,000                  195,560

TOKO                                                                                              8,000                   60,539

TOSHIBA TUNGALOY                                                                                 31,000                  216,458

TSUBAKI NAKASHIMA                                                                                12,500                  184,223

Tokyo Individualized Educational Institute                                                        2,000  (a)             109,589

XEBIO                                                                                             1,600                   37,638

                                                                                                                       3,227,366

NETHERLANDS--3.3%

AOT                                                                                              12,000                   68,674

ASM International                                                                                   700  (a)              18,550

BE Semiconductor Industries                                                                       5,600  (a)              87,330

Beter Bed                                                                                         2,125                   63,642

IFCO Systems                                                                                      3,725  (a)              99,126

IHC Caland                                                                                        5,325                  259,028

PinkRoccade                                                                                       1,225  (a)              63,678

Unique International                                                                                800                   19,152

Van der Moolen                                                                                    3,475                  194,890

                                                                                                                         874,070

NEW ZEALAND--.0%

Advantage                                                                                         6,125  (a)               7,959

NORWAY--3.9%

Bergesen                                                                                          6,250                  128,059

c.Rel                                                                                            27,625  (a)              35,376

Frontline                                                                                        17,825  (a)             217,889

ProSafe                                                                                           9,075  (a)             134,174

Smedvig, Cl. B                                                                                   15,500                  252,625


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORWAY (CONTINUED)

TGS Nopec Geophysical                                                                            20,325  (a)             268,561

                                                                                                                       1,036,684

SOUTH KOREA--.9%

Daeduck Electronics                                                                               3,200                   32,430

Daum Communications                                                                                 900  (a)              85,559

LG Home Shopping                                                                                    330                   31,371

Shin Sung ENG                                                                                    15,700                   84,320

                                                                                                                         233,680

SPAIN--.6%

Abengoa                                                                                           1,250                   33,562

Cortefiel                                                                                         3,625                   78,555

Prosegur                                                                                          3,750                   43,815

                                                                                                                         155,932

SWEDEN--2.0%

Biacore International                                                                             3,450  (a)             147,580

Glocalnet                                                                                           525  (a)                 753

Karo Bio                                                                                          3,850  (a)             143,667

Kipling                                                                                             100  (a)               1,411

Observer                                                                                          6,305                   88,229

Perbio Science                                                                                   15,000  (a)             117,750

SwitchCore                                                                                        2,890  (a)              30,249

                                                                                                                         529,639

SWITZERLAND--7.7%

ESEC                                                                                                 90  (a)             221,528

Kudelski                                                                                             13  (a)             163,336

Logitech International                                                                              350  (a)             248,806

Phonak                                                                                               22                   63,311

Rieter                                                                                              800                  269,410

Sarna Kunststoff                                                                                    100                  122,459

Saurer                                                                                              500  (a)             311,658

Straumann                                                                                           150                  226,481

Swisslog                                                                                            200                   97,967

Tecan                                                                                               157                  150,476

Think Tools                                                                                         300  (a)             173,586

                                                                                                                       2,049,018

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM--19.1%

AIT                                                                                               6,625                  122,964

Abacus Polar                                                                                      2,075                   14,516

Actinic                                                                                          52,450  (a)              78,755

Advanced Power Components                                                                         6,975                   43,374

Alphameric                                                                                        7,800                   40,105

Anite                                                                                            39,650                   96,219

Arena Leisure                                                                                    20,225  (a)              57,056

Axis-Shield                                                                                       7,500  (a)              81,333

Bodycote International                                                                           28,100                   92,697

Cedar                                                                                             3,975  (a)              40,695

Chloride                                                                                         90,975                   265,196

Debenhams                                                                                        56,600                  185,855

Dialog Semiconductor                                                                              2,050  (a)             103,630

Easynet                                                                                           4,357  (a)              65,207

Enodis                                                                                           34,625                  170,067

Eyretel                                                                                         106,850  (a)             340,325

Fibernet                                                                                          3,275  (a)              91,928

Future Integrated Telephony                                                                       2,837  (a)              10,331

HIT Entertainment                                                                                43,925                  289,802

ITE                                                                                              22,825                  24,925

Imagination Technologies                                                                         28,725  (a)             124,166

Incepta                                                                                         102,950                  206,110

Intermediate Capital                                                                             18,100                  193,539

International Quantum Epitaxy                                                                     2,100  (a)             172,200

Lex Service                                                                                      10,975                   55,514

Man (E D & F)                                                                                    36,000                  280,923

Mayflower                                                                                        14,775                   33,390

Mentmore Abbey                                                                                   15,400                   47,649

Mitie                                                                                            11,975                   66,111

Nestor Healthcare                                                                                22,925                  164,116

Orchestream                                                                                      49,250  (a)             233,803

Oxford Asymmetry International                                                                   16,500  (a)             124,377

Oxford GlycoSciences                                                                              5,688  (a)             163,141

Pace Micro Technology                                                                            16,900                  244,019

QXL.com                                                                                          64,600  (a)              97,979

Redstone Telecom                                                                                 14,400  (a)              57,565

Robotic Technology Systems                                                                       10,600  (a)             108,520


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Scipher                                                                                           4,850  (a)              38,876

Sportsworld Media                                                                                   149  (a)               1,209

Staffware                                                                                           650                   20,457

Superscape                                                                                       23,825  (a)              74,077

Ted Baker                                                                                        12,575                  101,275

Telemetrix                                                                                       23,750                  117,611

Volex                                                                                             3,175                   72,155

Xenova                                                                                           23,875  (a)              29,512

                                                                                                                       5,043,274

TOTAL COMMON STOCKS

   (cost $22,415,301)                                                                                                 24,092,007
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.5%
--------------------------------------------------------------------------------

GERMANY;

Hugo Boss

   (cost $121,646)                                                                                  800                  141,162
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--6.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Federal Home Loan Banks, 6.48%, 7/3/2000

   (cost $1,799,352)                                                                          1,800,000                1,799,352
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $24,336,299)                                                               98.5%              26,032,521

CASH AND RECEIVABLES (NET)                                                                          1.5%                 394,011

NET ASSETS                                                                                        100.0%              26,426,532

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                      The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  24,336,299  26,032,521

Cash                                                                    513,825

Receivable for investment securities sold                             1,614,470

Dividends receivable                                                     28,058

Prepaid expenses                                                            903

Due from The Dreyfus Corporation and affliliates                         33,220

                                                                     28,222,997
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                           1,607,056

Payable for shares of Beneficial Interest redeemed                          125

Accrued expenses                                                        189,284

                                                                      1,796,465
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       26,426,532
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      28,391,295

Accumulated investment (loss)                                           (53,925)

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                  (3,607,353)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                    1,696,515
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       26,426,532
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
 Interest authorized)                                                 1,219,304

NET ASSET VALUE, offering and redemption price per share ($)              21.67

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $13,662 foreign taxes withheld at source)       103,560

Interest                                                                46,692

TOTAL INCOME                                                           150,252

EXPENSES:

Investment advisory fee--Note 3(a)                                     136,118

Custodian fees                                                         306,519

Professional fees                                                       10,105

Prospectus and shareholders' reports                                     6,117

Registration fees                                                        4,971

Trustees' fees and expenses--Note 3(b)                                     678

Shareholder servicing costs                                                213

Loan commitment fees--Note 2                                                35

Miscellaneous                                                           14,894

TOTAL EXPENSES                                                         479,650

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                       (275,473)

NET EXPENSES                                                           204,177

INVESTMENT (LOSS)                                                      (53,925)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (3,577,954)

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                     (2,247,759)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (5,825,713)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (5,879,638)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2000  Year Ended

                                              (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                    (53,925)             (44,299)

Net realized gain (loss) on investments       (3,577,954)           2,285,760

Net unrealized appreciation (depreciation)
   on investments                             (2,247,759)           3,162,746

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (5,879,638)           5,404,207
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS              (1,358,339)            (913,689)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                 33,276,148            5,886,112

Dividends reinvested                           1,358,339              913,689

Cost of shares redeemed                      (15,805,785)          (2,242,808)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           18,828,702            4,556,993

TOTAL INCREASE (DECREASE) IN NET ASSETS       11,590,725            9,047,511
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           14,835,807            5,788,296

END OF PERIOD                                 26,426,532           14,835,807
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    1,176,902              316,947

Shares issued for dividends reinvested            49,939               39,642

Shares redeemed                                 (630,367)            (134,149)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    596,474              222,440

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much  your  investment  in  the  portfolio would have increased  (or  decreased)  during  each period, assuming you had reinvested all
dividends   and   distributions.  These  figures  have  been  derived  from  the portfolio's financial statements.

                                                                               Six Months Ended
                                                                                June 30, 2000           Year Ended December 31,
                                                                                                       -------------------------
                                                                                  (Unaudited)           1999             1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                 23.82              14.46             12.50

Investment Operations:

Investment income (loss)--net                                                         (.05)(b)           (.10)(b)           .00(c)

Net realized and unrealized
   gain (loss) on investments                                                         (.99)             11.04              1.97

Total from Investment Operations                                                     (1.04)             10.94              1.97

Distributions:

Dividends from investment income--net                                                  --                 --               (.00)(c)

Dividends from net realized gain on investments                                      (1.11)             (1.58)             (.01)

Total Distributions                                                                  (1.11)             (1.58)             (.01)

Net asset value, end of period                                                       21.67              23.82             14.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (5.26)(d)          76.05             15.79(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                .75(d)            1.50               .38(d)

Ratio of net investment income (loss)
   to average net assets                                                              (.20)(d)           (.60)              .02(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                     1.01(d)            2.14               .30(d)

Portfolio Turnover Rate                                                             256.37(d)          319.31              3.98(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                               26,427             14,836             5,788

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Founders Passport Portfolio (the "portfolio) . The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial
Corporation.   Founders   Asset  Management  LLC  ("Founders") serves  as  the
portfolio's sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $5,444 during the period ended June 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly. Dreyfus has undertaken from January 1, 2000 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio's aggregate annual expenses exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the portfolio's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $275,473 during the period ended June 30, 2000.

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment advisory fees are payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $18 pursuant to the transfer agency agreement.

(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $78,487,301 and $63,109,564, respectively.

At  June  30,  2000,  accumulated net unrealized appreciation on investments was
$1,696,222,   consisting   of   $2,931,683  gross  unrealized  appreciation  and
$1,235,461 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

For More Information

Dreyfus Investment Portfolios,
Founders Passport Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Founders Asset Management LLC
Founders Financial Center
2930 East Third Avenue
Denver, CO 80206

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   178SA006



Dreyfus

Investment Portfolios,

European Equity

Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                      European Equity Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, European Equity Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the portfolio manager, Joanna Bowen of Newton Capital Management Limited, the portfolio's sub-investment adviser.

When the reporting period began, it had become apparent that global economic growth was substantially stronger than many analysts had expected. In fact, most global markets had already rebounded sharply from 1998's currency and credit crises in emerging market countries. The rally continued into the first quarter of 2000, before peaking in early March.

In April, many developed and emerging market countries around the world experienced heightened levels of volatility when expensively priced technology stocks began to decline sharply in the wake of evidence that inflationary pressures were building. This correction, combined with a strong U.S. dollar relative to many foreign currencies, erased much of the reporting period's early gains.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Investment Portfolios, European Equity Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF PERFORMANCE

Joanna Bowen, Portfolio Manager Newton Capital Management Limited, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, European Equity Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, Dreyfus Investment Portfolios, European Equity Portfolio produced a total return of 2.45%.(1) In contrast, the Financial Times Eurotop 300 Index, which serves as the portfolio's benchmark, returned -3.52% in U.S. dollar terms for the same period.(2)

The portfolio's performance was positively impacted by two factors. First, the portfolio's emphasis on technology, telecommunications and media boosted performance during the first quarter of 2000. Second, a shift to more value-oriented stocks cushioned the portfolio during the sharp second-quarter downturn in the European stock market. However, the euro's continuing decline relative to the U.S. dollar adversely affected performance.

What is the portfolio's investment approach?

The portfolio, which seeks to outperform the European stock market in U.S. dollar terms, invests primarily in the 300 largest European companies. We identify investment themes, such as the impact of new technologies, aging populations and the communications revolution and long-term trends in currency movements. We invest in companies that we believe are best positioned to benefit from these trends. Within markets and sectors, we seek attractively priced companies that possess a sustainable competitive advantage. In addition, we attempt to identify and forecast key economic variables, such as gross domestic product, inflation and interest rates.

What other factors influenced the portfolio's performance?

The euro, which began the year at about $1.02, ended the six-month period at about 94 cents to the dollar. Stated another way, a U.S.
                                                                  The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

investor who bought a portfolio of European stocks on January 1, 2000 would have lost about 8 percent in dollar terms, even if the European stocks, which are measured in euros, stayed the same price. The primary reason for the euro's decline versus the dollar is that the United States has been growing more rapidly and attracting more investment capital from around the world.

Indeed, the linkage between Europe and the U.S. goes beyond currency. Many of Europe's leading companies share the same trends as their U.S. counterparts. When market sectors, such as technology, decline in the U.S., a similar effect takes place in Europe. The key to stock market performance during the first half of 2000 was to take advantage of rising prices in technology, telecommunications and media during the first quarter, while selling shares in these holdings before they fell sharply in March and April. For example, the portfolio's position in the large telephone companies was lower than the benchmark's weighting because valuations had become extended and we believed increased competition was a risk that could erode profitability.

However, certain areas of technology held up better in the second quarter, and the portfolio benefited from holding, rather than selling, these stocks. For instance, Telefonaktiebolaget LM Ericsson, a manufacturer of wireless phones and infrastructure, continued to benefit from the demand for wireless telephony infrastructure. Koninklijke (Royal) Philips Electronics, with its large exposure to semiconductors, also held up well.

By and large, the portfolio's best-performing stocks in the second part of the period were "defensive," meaning they provided protection during the downturn. Examples included Koninklijke Numico, a Netherlands-based company specializing in baby food and nutritional supplements, and Koninklijke Ahold, a food retailer with more than 3,600 stores primarily in the Netherlands and the U.S. Another profitable move was purchasing pharmaceutical stocks, which had lagged the market. The portfolio holds two German healthcare companies: Fresenius, which operates kidney dialysis centers in Europe and the U.S., and Altana, a pharmaceutical company with some chemicals operations.


What is the portfolio's current strategy?

Given the euphoria of the first quarter and the correction of the second, we believe the market will increasingly focus on stock fundamentals. The portfolio continues to concentrate on investing in stocks that, in our opinion, provide growth at a reasonable valuation and with relatively low risk. The fund has adopted a more sector-neutral stance. However, the portfolio continues to underweight banks where we believe the intense competitive environment will continue to impact margins and stock valuations. Pricing continues to be an important theme and the fund makes efforts to make investments in stocks with pricing power and avoid those companies that suffer from pricing competition. For example, Italy's cement market has become more attractive to investors because it has recently consolidated through mergers, resulting in better pricing and, therefore, greater profitability for the companies that remain.

Technology, telecommunications and media stocks were volatile during the reporting period. Recently the portfolio has taken advantage of the correction in the telecommunications sector to increase weightings. Information technology service companies are also looking more attractive at these valuation levels. The fund continues to hold an overweighted position in these sectors through holdings in stocks that we believe offer good growth prospects.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG, L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE FINANCIAL TIMES EUROTOP 300 INDEX IS A MARKET CAPITALIZATION INDEX OF EUROPE'S 300 LARGEST COMPANIES.

                                                                   The Portfolio

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

COMMON STOCKS--91.7%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BELGIUM--1.1%

Lernout & Hauspie Speech Products                                                                 4,980  (a)             219,431

FINLAND--2.7%

Nokia                                                                                            10,400                  530,198

FRANCE--12.2%

Axa                                                                                               2,634                  414,531

Elior                                                                                            35,300  (a)             445,443

HighWave Optical                                                                                    900  (a)              64,811

Lafarge                                                                                           2,600                  201,862

Rexel                                                                                             4,890                  375,458

Total Fina Elf                                                                                    4,440                  680,120

Vivendi                                                                                           2,710                  238,965

                                                                                                                       2,421,190

GERMANY--3.0%

Altana                                                                                            4,200                  332,495

Gehe                                                                                              3,400                  108,638

Techem                                                                                            6,400  (a)             152,608

                                                                                                                         593,741

IRELAND--2.4%

Bank of Ireland                                                                                  53,000                  333,639

Independent News & Media                                                                         39,600                  143,528

                                                                                                                         477,167

ITALY--5.8%

Freedomland-Internet Television Network                                                             700  (a)              27,040

Italcementi                                                                                      32,916                  309,244

Parmalat Finanziaria                                                                            318,000                  442,830

Telecom Italia                                                                                   27,300                  374,437

                                                                                                                       1,153,551

NETHERLANDS--13.7%

Be Semiconductor Industries                                                                      10,900  (a)             169,981

Ing Groep                                                                                         8,100                  546,985

Koninklijke Ahold                                                                                 7,200                  211,721

Koninklijke Numico                                                                                6,400                  303,385

Koninklijke (Royal) Philips Electronics                                                           7,900                  372,230

PinkRoccade                                                                                       4,800                  249,514

Seagull Holding                                                                                   8,400  (a)             185,877

VNU                                                                                               7,300                  376,684

Wegener                                                                                          12,800                  164,817


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS (CONTINUED)

Wolters Kluwer                                                                                    5,560                  147,957

                                                                                                                       2,729,151

PORTUGAL--1.1%

Portugal Telecom                                                                                 18,900                  211,995

SPAIN--3.1%

Actividades de Construccion y Servicious                                                          8,000                  225,097

Telefonica                                                                                       18,800  (a)             403,457

                                                                                                                         628,554

SWEDEN--3.2%

Nobel Biocare                                                                                     6,100                  135,327

Telefonaktiebolaget LM Ericsson                                                                  25,800                  512,196

                                                                                                647,523

SWITZERLAND--4.6%

Givaudan                                                                                            377  (a)             114,610

Roche Holding                                                                                        39                  379,206

UBS                                                                                                2900                  424,382

                                                                                                                         918,198

UNITED KINGDOM--38.3%

BP Amoco                                                                                         30,000                  288,476

Bank of Scotland                                                                                 52,038                  496,050

Billiton                                                                                         39,600                  161,565

Bodycote International                                                                           76,000                  250,711

British Telecommunications                                                                       25,700                  332,882

CGNU                                                                                             31,600                  527,205

COLT Telecom Group                                                                                1,900  (a)              63,398

Capital Shopping Centres                                                                         28,400                  176,604

Glaxo Wellcome                                                                                   23,300                  680,985

Granada                                                                                          19,000                  190,194

Imperial Chemical Industries                                                                     39,200                  311,840

New Dixons Group                                                                                 58,100                  237,044

Northern Rock                                                                                    40,600                  209,365

Pennon Group                                                                                      9,000                   89,478

Prudential                                                                                       26,900                  394,937

Rentokil Initial                                                                                 63,500                  144,466

Reuters Group                                                                                    14,400                  246,142

Severn Trent                                                                                     39,100                  427,278

Shell Transport & Trading                                                                        93,800                  784,600

                                                                                                                      The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares       Value ($)
--------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Smith (David S) Holdings                                89,000         216,410

Stagecoach Holdings                                    131,600         145,706

Standard Chartered                                      23,600         294,586

Taylor Nelson Sofres                                    55,700         223,873

Vodafone AirTouch                                      179,100         725,281

                                                                     7,619,076

UNITED STATES--.5%

LHS Group                                                2,800  (a)     99,081

TOTAL COMMON STOCKS

   (cost $17,752,622)                                               18,248,856
--------------------------------------------------------------------------------

PREFERRED STOCKS--2.7%
--------------------------------------------------------------------------------

GERMANY:

Fielmann                                                 7,600         246,462

Fresenius                                                1,280         291,786

TOTAL PREFERRED STOCKS

   (cost $506,886)                                                     538,248
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $18,259,508)                      94.4%     18,787,104

CASH AND RECEIVABLES (NET)                                 5.6%      1,112,985

NET ASSETS                                               100.0%     19,900,089

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  18,259,508  18,787,104

Cash                                                                  2,370,934

Cash denominated in foreign currencies                      489,534     491,118

Receivable for investment securities sold                               207,451

Dividends receivable                                                     38,261

Prepaid expenses                                                            177

                                                                     21,895,045
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             7,531

Payable for investment securities purchased                           1,493,414

Payable for shares of Beneficial Interest redeemed                      476,869

Accrued expenses                                                         17,142

                                                                      1,994,956
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       19,900,089
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      19,065,159

Accumulated undistributed investment income--net                         90,728

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                     215,617

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                      528,585
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       19,900,089
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 1,252,333

NET ASSET VALUE, offering and redemption price per share ($)              15.89

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $23,896 foreign taxes withheld at source)       149,599

Interest                                                                32,767

TOTAL INCOME                                                           182,366

EXPENSES:

Investment advisory fee--Note 2(a)                                      70,719

Custodian fees                                                          32,197

Auditing fees                                                           10,303

Prospectus and shareholders' reports                                     7,931

Registration fees                                                        3,582

Legal fees                                                                 956

Shareholder servicing costs                                                501

Trustees' fees and expenses--Note 2(b)                                     255

Miscellaneous                                                            5,642

TOTAL EXPENSES                                                         132,086

Less--reduction in management fee due to undertaking--Note 2(a)       (39,827)

NET EXPENSES                                                            92,259

INVESTMENT INCOME--NET                                                  90,107
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                       266,159

Net realized gain (loss) on forward currency exchange contracts       (39,128)

NET REALIZED GAIN (LOSS)                                               227,031

Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                                 (116,456)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                110,575

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  200,682

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2000           Year Ended

                                              (Unaudited)  December 31, 1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             90,107               8,471

Net realized gain (loss) on investments           227,031             516,578

Net unrealized appreciation (depreciation)
   on investments                                (116,456)            645,041

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      200,682           1,170,090
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                 --             (13,354)

Net realized gain on investments                (459,765)             (62,723)

TOTAL DIVIDENDS                                 (459,765)             (76,077)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  52,478,703           6,149,601

Dividends reinvested                              459,765              76,077

Cost of shares redeemed                      (39,371,390)            (727,597)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           13,567,078            5,498,081

TOTAL INCREASE (DECREASE) IN NET ASSETS       13,307,995            6,592,094
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             6,592,094                 --

END OF PERIOD                                  19,900,089            6,592,094

Undistributed investment income--net               90,728                  621
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,179,029              456,730

Shares issued for dividends reinvested             26,982                4,827

Shares redeemed                               (2,366,620)             (48,615)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     839,391              412,942

(A)  FROM APRIL 30, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                               Six Months Ended

                                                  June 30, 2000    Year Ended

                                                    (Unaudited)  December 31,
                                                                      1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      15.96         12.50

Investment Operations:

Investment income--net                                   .11(b)           .04(b)

Net realized and unrealized
   gain (loss) on investments                            .33             3.61

Total from Investment Operations                         .44             3.65

Distributions:

Dividends from investment income--net                        --          (.03)

Dividends from net realized gain on investments         (.51)            (.16)

Total Distributions                                     (.51)            (.19)

Net asset value, end of period                         15.89            15.96
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                        2.45(c)         29.20(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .65(c)         1.01(c)

Ratio of net investment income
   to average net assets                                 .63(c)          .32(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation        .28(c)         2.38(c)

Portfolio Turnover Rate                                99.81(c)        99.89(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 19,900           6,592

(A) FROM APRIL 30, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company operating as a series company currently offering twelve series, including the European Equity Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton"), an affiliate of Dreyfus, serves as the portfolio's sub-investment adviser. Effective March 22, 2000, Dreyfus Service
Corporation   ("DSC"), a  wholly-owned  subsidiary  of  Dreyfus,  became  the distributor of the portfolio's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $32,009 during the period ended June 30, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly. Dreyfus had undertaken from January 1, 2000 through February 29, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of 1.50% of the value of the portfolio's average daily net assets, and thereafter, through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio's aggregate annual expenses
(exclusive of certain expenses as described above) exceed an annual rate of 1.25% of the value of the portfolio's average daily net assets. The reduction in investment advisory fee, pursuant to the undertakings, amounted to $39,827 during the period ended June 30, 2000.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $100 pursuant to the transfer agency agreement.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.



NOTE 3--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 2000, amounted to $25,334,440 and $12,963,042, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 2000, there were no forward currency exchange contracts outstanding.

(b) At June 30, 2000, accumulated net unrealized appreciation on investments was $527,596, consisting of $1,306,131 gross unrealized appreciation and $778,535 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                  The Portfolio

For More Information

  Dreyfus Investment Portfolios, European Equity Portfolio
  200 Park Avenue
  New York, NY 10166

Investment Adviser

  The Dreyfus Corporation
  200 Park Avenue
  New York, NY 10166

Sub-Investment Adviser

  Newton Capital Management Limited
  71 Queen Victoria Street
  London, EC4V 4DR
  England

Custodian

  The Bank of New York
  100 Church Street
  New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

  Dreyfus Transfer, Inc.
  P.O. Box 9671
  Providence, RI 02940

Distributor

  Dreyfus Service Corporation
  200 Park Avenue
  New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   181SA006




Dreyfus  Investment Portfolios, Japan Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                                Japan Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Japan Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Miki Sugimoto.

When the reporting period began, it had become apparent that global economic growth was substantially stronger than many analysts had expected. In fact, most global markets had already rebounded sharply from 1998's currency and credit crises in emerging market countries. The rally continued into the first quarter of 2000, before peaking in early March.

In April, many developed and emerging market countries around the world experienced heightened levels of volatility when expensively priced technology stocks began to decline sharply in the wake of evidence that inflationary pressures were building. This correction, combined with a strong U.S. dollar relative to many foreign currencies, erased much of the reporting period's early gains.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Investment Portfolios, Japan Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF PERFORMANCE

Miki Sugimoto, Portfolio Manager

How did Dreyfus Investment Portfolios, Japan Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000 Dreyfus Investment Portfolios, Japan Portfolio produced a total return of 16.84%.(1) This compares with the -5.37% total return provided by the Morgan Stanley Capital International (MSCI) Japan Index, the portfolio's benchmark, for the same period.(2)

We attribute the portfolio's strong performance to our move away from stocks with relatively high valuations and our emphasis on low-valued stocks that we believe have the ability to achieve reasonable earnings growth. In addition, in early March the portfolio benefited from a wave of initial public offerings
(IPOs) within the small-cap stock market sector. Investors should note that as the portfolio's asset base increases, IPOs are likely to have a diminished effect on the portfolio's performance.

What is the portfolio's investment approach?

The portfolio seeks long-term capital growth. To pursue this goal, the portfolio invests primarily in stocks of Japanese companies. Generally, the portfolio invests at least 60% of its assets in Japanese companies with market capitalizations of at least $1.5 billion at the time of investment. The portfolio's investments may include common, preferred and convertible stocks, including those purchased through IPOs.

The portfolio manager utilizes a "top-down," theme-driven investment approach to stock selection. The portfolio manager first attempts to identify overall economic trends, and then begins to narrow the search to industry groups that are believed to have the potential to benefit from these trends. The portfolio manager also considers economic variables, such as the relative valuations of equities and bonds, and trends in the currency exchange markets. The investment themes and economic variables provide a framework for the portfolio's stock
selection    process.

We consider three primary criteria when selecting stocks for the portfolio. First, we look either for industries with positive long-term
                                                                  The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

outlooks or industries that are undergoing dramatic change. Second, we look for companies with quality management teams and strong franchises. Third, we strive to identify high quality companies with high intrinsic values as measured by fundamental valuation criteria such as earnings outlook, business prospects, and asset values.

What other factors influenced the portfolio's performance?

During the past six months the portfolio emphasized two investment themes, both of which have positively affected performance. First, we favored stocks with lower valuations and reasonable earnings growth, primarily within the non-bank finance and pharmaceutical sectors. Second, we preferred stocks that have benefited from the Japanese recovery, particularly those within the capital expenditure sector that stand to benefit from an improving euro currency.

From mid-February to mid-April, the global equity markets experienced a sharp correction in many telecommunications, media and technology companies. During this period, we began to shift the portfolio's emphasis away from the higher priced stocks in these areas and toward companies that had lower valuations and reasonable earnings growth. With that in mind, we found many attractive stocks within the non-bank consumer finance sector. Despite generally strong earnings growth, the sector traded on a low earnings multiple due to investors' concerns over changes in Japanese regulations that lowered the maximum lending ability of individual finance companies from 40% to 29% of their total assets. This regulatory change was intended to allow smaller finance companies to be more competitive with the larger, well-established finance companies. We believed that investors' concerns were largely unfounded and that share prices would eventually begin to reflect companies' earnings growth.

The pharmaceutical sector was another area in which the portfolio benefited from this theme. By focusing on relatively low-priced stocks, we were able to achieve attractive returns from holdings such as Daiichi Pharmaceutical, a company whose stock price had fallen because it postponed the release of several new drugs last year. We also benefited from our investment in Nippon Shinyaku, a company whose name translates to "Japan's new drug." As a small company, we believe

Nippon   Shinyaku   is   an   excellent  candidate  for  merger-and-acquisitions
activities, which are occurring more frequently within this industry group. Overall, the pharmaceutical sector may benefit from the prospect of market consolidation, as many foreign pharmaceutical companies are looking to expand into Japan, which is the world' s second-largest pharmaceutical market.

Our second theme, emphasizing stocks that are benefiting from a recovering Japanese economy and are directly tied into the euro, led us to stocks within the capital expenditure sector, primarily larger cap machinery companies that depend on exports for revenues. For example, we benefited from our holdings in Komori, a printing company that exports one-third of its goods to Europe, and Makita, a drilling company that also depends heavily on its export business.

What is the portfolio's current strategy?

In an uncertain investment environment, we continue to favor companies with lower valuations and reasonable earnings growth, particularly those companies within the non-bank financial and pharmaceutical sectors.

In addition, we are closely monitoring the U.S. economy and its equity markets. In today's globalized investment environment, the U.S. is one of Japan's largest markets and we are keeping a watchful eye for any changes that could have an effect on Japan' s export business over the near term. In the meantime, we are pleased with the economic recovery that has taken place in Japan during the past six months, particularly within the larger cap industrial sectors, and are optimistic about Japan' s prospects going forward.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) JAPAN INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES BASED ON MSCI-SELECTED CRITERIA.

                                                                   The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

COMMON STOCKS--95.7%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS--4.1%

Kao                                                                                               2,000                   61,219

TOSOH                                                                                             8,000                   40,435

                                                                                                                         101,654

COMMUNICATIONS--2.7%

NIPPON TELEGRAPH AND TELEPHONE                                                                        5                   66,604

CONSTRUCTION--2.7%

RAITO KOGYO                                                                                      16,000                   66,660

CONSUMER CYCLICAL--9.9%

ADERANS                                                                                           1,800                   83,495

KIRIN BREWERY                                                                                     4,000                   50,071

NISSAN MOTOR                                                                                     19,000  (a)             112,187

                                                                                                                         245,753

CONSUMER ELECTRONICS--7.8%

ALPINE ELECTRONICS                                                                                4,000                   61,030

CASIO COMPUTER                                                                                    6,000                   67,454

FUNAI ELECTRIC                                                                                      400  (a)              66,131

                                                                                                                         194,615

ELECTRICAL COMPONENTS--3.5%

IBIDEN                                                                                            2,000                   39,112

YASKAWA Electric                                                                                  4,000  (a)              47,879

                                                                                                                          86,991

ELECTRONICS--11.1%

ANDO ELECTRONIC                                                                                   3,000  (a)              69,438

FUJITSU                                                                                           2,000                   69,343

NEC                                                                                               2,000                   62,919

NIKON                                                                                             2,000                   74,256

                                                                                                                         275,956

FINANCIAL--16.3%

ACOM                                                                                              1,000                   84,270

AIFUL                                                                                               800                   73,916

Credit Saison                                                                                     1,700                   39,509

Dai-Tokyo Fire & Marine Insurance                                                                19,000                   67,671

Ichiyoshi Securities                                                                              2,000                   16,835

Promise                                                                                             900                   71,252

Sumitomo Marine & Fire Insurance                                                                  9,000                   52,461

                                                                                                                         405,914


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MACHINERY--14.3%

GLORY                                                                                             4,000                   71,800

KOMORI                                                                                            5,000                   87,577

Makita                                                                                            7,000                   66,859

S.E.S.                                                                                            4,000                   62,352

TSUKISHIMA KIKAI                                                                                 10,000                   66,604

                                                                                                                         355,192

NON-FERROUS METALS--4.1%

Sumitomo Electric                                                                                 6,000                  103,051

PHARMACEUTICAL--9.2%

DAIICHI PHARMACEUTICAL                                                                            5,000                   127,067

KYORIN Pharmaceutical                                                                             1,000                   41,568

Nippon Shinyaku                                                                                   6,000                   60,595

                                                                                                                         229,230

REAL ESTATE--2.8%

Mitsubishi Estate                                                                                 6,000                   70,742

SERVICES--7.2%

Aoi Advertising Promotion                                                                           300                    4,535

H.I.S.                                                                                            1,500                   74,256

MEITEC                                                                                            2,500                   99,197

                                                                                                                         177,988
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,204,633)                                                               95.7%                2,380,350

CASH AND RECEIVABLES (NET)                                                                         4.3%                  106,006

NET ASSETS                                                                                       100.0%                2,486,356

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  2,204,633    2,380,350

Cash                                                                    104,501

Receivable for investment securities sold                               114,535

Dividends receivable                                                        220

Prepaid expenses                                                            440

Due from The Dreyfus Corporation and affliliates                          4,024

                                                                      2,604,070
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                             105,090

Payable for shares of Beneficial Interest redeemed                           10

Accrued expenses                                                         12,614

                                                                        117,714
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,486,356
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,094,105

Accumulated investment (loss)--net                                     (16,523)

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                     233,165

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                      175,609
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,486,356
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                        166,374

NET ASSET VALUE, offering and redemption price per share ($)              14.94

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,013 foreign taxes withheld at source)          5,741

Interest                                                                 1,931

TOTAL INCOME                                                             7,672

EXPENSES:

Investment advisory fee--Note 2 (a)                                     11,454

Auditing fees                                                           12,691

Prospectus and shareholders' reports                                     6,204

Legal fees                                                               5,880

Custodian fees                                                           2,971

Trustees' fees and expenses--Note 2 (b)                                    150

Registration fees                                                           25

Shareholder servicing costs                                                  9

Miscellaneous                                                            3,415

TOTAL EXPENSES                                                          42,799

Less--expense reimbursement from The Dreyfus Corporation due to
  undertaking--Note 2 (a)                                             (25,619)

NET EXPENSES                                                            17,180

INVESTMENT (LOSS)--NET                                                 (9,508)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                           292,981

Net realized gain (loss) on forward currency exchange contracts       (57,557)

NET REALIZED GAIN (LOSS)                                               235,424

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                    119,356

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 354,780

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   345,272

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2000           Year Ended

                                              (Unaudited)  December 31, 1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                     (9,508)                  505

Net realized gain (loss) on investments           235,424               (2,259)

Net unrealized appreciation (depreciation)
   on investments                                 119,356               56,253

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      345,272               54,499
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                            (7,520)                   --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                     100,129            2,000,000

Dividends reinvested                                7,520                   --

Cost of shares redeemed                          (13,544)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS               94,105             2,000,000

TOTAL INCREASE (DECREASE) IN NET ASSETS          431,857             2,054,499
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,054,499                  --

END OF PERIOD                                   2,486,356            2,054,499

Undistributed investment income (loss)--net      (16,523)                  505
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                         6,900              160,000

Shares issued for dividends reinvested                440                   --

Shares redeemed                                     (967)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       6,373              160,000

(A)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                               Six Months Ended

                                                  June 30, 2000    Year Ended

                                                    (Unaudited)  December 31,
                                                                       1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      12.84        12.50

Investment Operations:

Investment income--net                                 (.06)(b)      .00(b,c)

Net realized and unrealized
   gain (loss) on investments                              2.21          .34

Total from Investment Operations                           2.15          .34

Distributions:

Dividends from investment income--net                     (.05)           --

Net asset value, end of period                            14.94        12.84
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                       16.84(d)       2.64(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .75(d)        .07(d)

Ratio of net investment income
   to average net assets                               (.41)(d)        .03(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation       1.11(d)       1.35(d)

Portfolio Turnover Rate                               222.29(d)          --
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    2,486         2,054

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering twelve series, including the Japan Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") an affiliate of Dreyfus, serves as the portfolio's sub-investment adviser. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

As of June 30, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 160,440 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of
                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

$1,931 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly. Dreyfus has undertaken from January 1, 2000 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the portfolio's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $25,619 during the period ended June 30, 2000.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fees are payable monthly by Dreyfus, and are based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the portfolio.

(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 25, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 25, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 3--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange
                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

contracts, during the period ended June 30, 2000, amounted to $5,001,434 and $5,016,085, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 2000, there were no forward currency exchange contracts outstanding.

(B) At June 30, 2000, accumulated net unrealized appreciation on investments was $175,717, consisting of $244,568 gross unrealized appreciation and $68,851 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


For More Information

  Dreyfus Investment Portfolios, Japan Portfolio
  200 Park Avenue
  New York, NY 10166

Investment Adviser

  The Dreyfus Corporation
  200 Park Avenue
  New York, NY 10166

Sub-Investment Adviser

  Newton Capital Management Limited
  71 Queen Victoria Street
  London, EC4V 4DR, England

Custodian

  Bank of New York
  100 Church Street
  New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

  Dreyfus Transfer, Inc.
  P.O. Box 9671
  Providence, RI 02940

Distributor

  Dreyfus Service Corporation
  200 Park Avenue
  New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   189SA006



Dreyfus

Investment Portfolios, Emerging Markets Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                     Emerging Markets Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Emerging Markets Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Daniel Beneat.

When the reporting period began, it had become apparent that global economic growth was substantially stronger than many analysts had expected. In fact, most global markets had already rebounded sharply from 1998's currency and credit crises in emerging market countries. The rally continued into the first quarter of 2000, before peaking in early March.

In April, many developed and emerging market countries around the world experienced heightened levels of volatility when expensively priced technology stocks began to decline sharply in the wake of evidence that inflationary pressures were building. This correction, combined with a strong U.S. dollar relative to many foreign currencies, erased much of the reporting period's early gains.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Portfolios, Emerging Markets Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF PERFORMANCE

Daniel Beneat, Portfolio Manager

How did Dreyfus Investment Portfolios, Emerging Markets Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, Dreyfus Investment Portfolios, Emerging Markets Portfolio produced a total return of -7.54%.(1) This compares with the -8.97% total return provided by the fund's benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index, for the same period.(2)

We attribute the portfolio's performance to a stock market environment characterized by high levels of volatility within emerging market countries. In response to this volatility, we began shifting the portfolio's emphasis in mid-March 2000, moving away from Asia and toward Europe. In addition, we shifted emphasis away from small-cap to large-cap, more liquid companies. These shifts caused the portfolio to slightly outperform its benchmark.

What is the portfolio's investment approach?

The portfolio seeks long-term capital growth by investing primarily in the stocks of companies organized, or with a majority of their assets or business, in emerging market countries. Normally, the portfolio will not invest more than 25% of its total assets in the securities of companies in any single emerging market country.

When selecting stocks for the portfolio, we use a "top-down" country allocation approach. We strive to identify and forecast key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; and long-term trends in currency movements.

Within those countries, we use a "bottom-up" approach to company and sector analysis, which focuses on companies that we believe are attractively priced and possess sustainable competitive advantage in
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

their country or sector. Our security-selection approach evaluates growth factors on a company-by-company basis, looking at factors such as revenue prospects, operating cash flow, ability to achieve consistent earnings and management's ability to achieve higher operating margins.

What other factors influenced the portfolio's performance?

At the beginning of the reporting period, the emerging markets experienced high levels of volatility, primarily due to two factors: a shift in investor sentiment and a rising interest-rate environment in the United States. Investor sentiment began to shift away from emerging markets after leading economic indicators hinted that a slowdown in the U.S. was likely. In such an environment, many industry analysts became concerned that slower growth in the U.S. might adversely affect investments in other regions.

As interest rates continued to rise in the U.S., exports from many emerging nations declined. As a result, stock prices and the portfolio's performance suffered. By mid-March, investor sentiment shifted once again, this time away from the previously favored growth style of investing and toward the value style of investing. As a result, many technology and telecommunications stocks, which produced the highest returns during the first three months of the year, quickly fell out of favor. For example, several of the portfolio's technology holdings in Taiwan, Korea, and to a lesser degree telecom companies in Brazil, were hurt during this period. In response, we trimmed our exposure in these areas. As a result, our performance improved from mid-March through the end of the reporting period, allowing the fund to recapture some of its previous gains.

What is the portfolio's current strategy?

We have focused our asset-allocation strategy primarily on investments in the European region. This stance is based on our belief that European economies should improve if the U.S. economy slows down. We have also emphasized large-cap names because we believe that they tend to perform better than their small-cap counterparts in more volatile market environments.

In addition, we have increased our exposure to South Africa, where the currency is linked to the euro. Because South Africa exports most of its goods to Europe, this emphasis ties directly into our strategy of tilting the portfolio in favor of Europe.

At this time, we are favoring investments in Brazil, where we are currently emphasizing telecommunications and commodity-oriented stocks, such as paper and steel companies. We have also enjoyed successes from several of our investments in Mexico and Chile, where we believe stock prices are very reasonable

Conversely, we have limited our holdings in Southeast Asia -- particularly in Korea, China and Hong Kong. In Korea, two large hedge funds were forced to liquidate a large portion of their equity holdings, which resulted in lower stock prices in many large-cap names. In China and Hong Kong, we are having difficulties finding companies that offer adequate liquidity.

Finally, we are currently maintaining our diversification strategy, spreading investments within the portfolio across numerous countries and industry groups in seeking investment opportunities for our shareholders.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG, L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET
CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                                   The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

COMMON STOCKS--101.1%                                                    Shares                  Value ($)
--------------------------------------------------------------------------------------------------------------

BRAZIL--13.1%

Aracruz Celulose, ADR                                                    2,000                     38,625

Companhia Paranaense de Energia--Copel , ADR                             5,000                     46,563

Companhia Vale do Rio Doce, ADR                                          1,000  (a)                28,594

Gerdau, ADR                                                              2,700                     34,256

Tele Norte Leste, ADR                                                    2,600                     61,425

Uniao de Bancos Brasileiros, GDR                                         2,200                     63,250

                                                                                                  272,713

CHILE--1.3%

Enersis, ADR                                                               750  (a)                14,953

Santa Isabel, ADR                                                        1,500                     11,719

                                                                                                   26,672

CZECH REPUBLIC--1.9%

Ceske Radiokomunikace, GDR                                                 500  (a)                22,250

Cesky Telecom, GDR                                                       1,000  (a)                16,750

                                                                                                   39,000

GREECE--5.6%

Alpha Bank, GDR                                                          3,600                     35,190

Hellenic Bottling                                                        1,000                     15,876

Hellenic Telecommunications Organization                                 1,000                     24,465

National Bank of Greece                                                    630                     24,781

STET Hellas Telecommunications, ADR                                        800  (a)                15,900

                                                                                                  116,212

HONG KONG--6.2%

ASM Pacific Technology                                                   6,000                     22,474

Cathay Pacific Airways                                                   5,000                      9,268

China Telecom, ADR                                                         250  (a)                44,453

HSBC                                                                     4,074                     46,512

TCC International                                                       30,000                      6,311

                                                                                                  129,018

HUNGARY--2.8%

MOL Magyar Olaj-es Gazipari, GDR                                           750                     10,425

Magyar Tavkozlesi, ADR                                                   1,375                     47,352

                                                                                                   57,777

INDIA--6.8%

India Fund                                                               3,000  (a)                42,563

Infosys Technologies, ADR                                                  300                     53,175


COMMON STOCKS (CONTINUED)                                                Shares                  Value ($)
--------------------------------------------------------------------------------------------------------------

INDIA (CONTINUED)

Videsh Sanchar Nigam, GDR                                                3,000                     47,250

                                                                                                  142,988

ISRAEL--4.1%

Bank Hapoalim                                                            3,350                      9,714

Bank Leumi Le-Israel                                                     5,000                     10,323

Bezeq Israeli Telecommunication                                          4,000                     22,288

Teva Pharmaceutical, ADR                                                   800                     44,350

                                                                                                   86,675

MALAYSIA--4.9%

Malaysian Pacific Industries                                             2,000                     20,526

Tenaga Nasional                                                         25,000                     81,579

                                                                                                  102,105

MEXICO--12.2%

Alfa                                                                     6,000                     13,731

Cemex                                                                    5,000                     23,470

Coca-Cola Femsa, ADR                                                     1,500                     28,313

Corporacion Interamericana de Entretenimiento, Cl. B                     6,500  (a)                25,454

Fomento Economico Mexicano, ADR                                          1,000  (a)                43,063

Grupo Radio Centro, ADR                                                  2,000                     22,750

Grupo Televisa, GDR                                                        750  (a)                51,703

Telefonos de Mexico, Cl. L, ADR                                            800                     45,700

                                                                                                  254,184

PHILIPPINES--.1%

Manila Electric, Cl. B                                                     750                      1,101

RUSSIA--2.7%

OAO Lukoil, ADR                                                            750                     38,438

Surgutneftegaz, ADR                                                        750                     10,055

Vimpel- Communications, ADR                                                400  (a)                 8,850

                                                                                                   57,343

SINGAPORE--2.0%

DBS Group                                                                1,500                     19,266

NatSteel                                                                10,000                     13,770

Neptune Orient Lines                                                    10,000  (a)                 9,257

                                                                                                   42,293

SOUTH AFRICA--8.7%

Anglovaal Industries                                                    20,000  (a)                18,673

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                Shares                  Value ($)
--------------------------------------------------------------------------------------------------------------

SOUTH AFRICA (CONTINUED)

Anglovaal Mining                                                         2,000  (a)                15,339

DataTec                                                                  1,100  (a)                 7,593

Dimension Data                                                           4,500  (a)                37,234

Harmony Gold Mining, ADR                                                 6,000                     33,375

Profurn                                                                 38,017                     22,429

Sappi                                                                    3,200  (a)                24,071

Sasol, ADR                                                               3,500                     23,187

                                                                                                  181,901

SOUTH KOREA--11.5%

H&CB, GDR                                                                1,096  (a,b)              25,646

Korea Electric Power, ADR                                                2,000  (a)                36,875

Korea Telecom, ADR                                                       1,000  (a)                48,375

LG Chemical, GDR                                                           800  (a,b)              15,800

Pohang Iron & Steel, ADR                                                   500                     12,000

SK Telecom, ADR                                                          1,155  (a)                41,941

Samsung Electronics, GDR                                                   300  (b)                58,950

                                                                                                  239,587

TAIWAN--12.9%

China Steel, GDR                                                         2,000                     27,250

Evergreen Marine, GDR                                                    1,500  (a)                14,775

Hon Hai Precision, GDR                                                   2,000  (a)                49,700

Macronix International, ADR                                              1,129                     28,866

Siliconware Precision Industries, ADR                                    3,500  (a)                32,375

Taiwan Semiconductor Manufacturing, ADR                                  1,920                     74,400

Winbond Electronics, GDR                                                 1,443                     41,703

                                                                                                  269,069

TURKEY--3.8%

Akbank, ADR                                                             15,000                     22,875

Haci Omer Sabanci, ADR                                                   6,780                     19,831

Netas Northern Electric Telekomunikasyon                               200,000                     22,244

Tansas Izmir Buyuksehir Belediyesi Ic ve Dis Ticaret                   100,000  (a)                15,474

                                                                                                   80,424


COMMON STOCKS (CONTINUED)                                                Shares                  Value ($)
--------------------------------------------------------------------------------------------------------------

VENEZUELA--.5%

Compania Anonima Nacional Telefonos
   de Venezuela, ADR                                                       400                     10,875
--------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,175,019)                                      101.1%                 2,109,937

LIABILITIES, LESS CASH AND RECEIVABLES                                    (1.1%)                  (23,021)

NET ASSETS                                                               100.0%                 2,086,916

(A) NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2000,
THESE SECURITIES AMOUNTED TO $100,396 OR APPROXIMATELY 4.8% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                              The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  2,175,019    2,109,937

Dividends receivable                                                       5681

Due from The Dreyfus Corporation and affliliates                          2,808

                                                                      2,118,426
--------------------------------------------------------------------------------

LIABILITIES ($):

Cash overdraft due to Custodian                                          19,588

Payable for shares of Beneficial Interest redeemed                            8

Accrued expenses                                                         11,914

                                                                         31,510
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,086,916
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,073,776

Accumulated undistributed investment income--net                         15,903

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                      62,319

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                      (65,082)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,086,916
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares Beneficial Interest authorized)
                                                                        165,957

NET ASSET VALUE, offering and redemption price per share ($)              12.58

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,442 foreign taxes withheld at source)         35,212

Interest                                                                 2,019

TOTAL INCOME                                                            37,231

EXPENSES:

Investment advisory fee--Note 2 (a)                                     13,291

Auditing fees                                                           10,191

Prospectus and shareholders' reports                                     5,807

Legal fees                                                               5,215

Custodian fees                                                           4,717

Trustees' fees and expenses--Note 2 (b)                                    138

Registration fees                                                           21

Shareholder servicing costs                                                  6

Miscellaneous                                                            3,429

TOTAL EXPENSES                                                          42,815

Less--expense reimbursement from The Dreyfus Corporation due to
  undertaking--Note 2 (a)                                              (21,550)

NET EXPENSES                                                            21,265

INVESTMENT INCOME--NET                                                  15,966
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                            62,344

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                   (240,669)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (178,325)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (162,359)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2000  Year Ended

                                              (Unaudited)  December 31, 1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             15,966                3,777

Net realized gain (loss) on investments            62,344                1,895

Net unrealized appreciation (depreciation)
   on investments                                (240,669)             175,587

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (162,359)             181,259
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                             (3,840)                  --

Net realized gain on investments                   (1,920)                  --

TOTAL DIVIDENDS                                    (5,760)                  --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                     185,495            2,000,000

Dividends reinvested                                5,760                   --

Cost of shares redeemed                          (117,479)                  --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                73,776            2,000,000

TOTAL INCREASE (DECREASE) IN NET ASSETS           (94,343)           2,181,259
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,181,259                   --

END OF PERIOD                                   2,086,916            2,181,259

Undistributed investment income--net               15,903                3,777
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                        14,902              160,000

Shares issued for dividends reinvested                407                   --

Shares redeemed                                    (9,352)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,957              160,000

(A)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                               Six Months Ended

                                               June 30, 2000        Year Ended

                                               (Unaudited)  December 31, 1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     13.63         12.50

Investment Operations:

Investment income--net                                     .10(b)        .02

Net realized and unrealized
   gain (loss) on investments                            (1.12)         1.11

Total from Investment Operations                         (1.02)         1.13

Distributions:

Dividends from investment income--net                     (.02)          --

Dividends from net realized gain on investments           (.01)          --

Total Distributions                                       (.03)          --

Net asset value, end of period                           12.58         13.63
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                         (7.54)(c)      9.04(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    .99(c)        .09(c)

Ratio of net investment income
   to average net assets                                   .75(c)        .18(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation         1.01(c)       1.51(c)

Portfolio Turnover Rate                                  66.30(c)        .43(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    2,087         2,181

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Emerging Markets Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus" ) serves as the portfolio's investment adviser. Dryefus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

As of June 30, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 160,407 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,962 for the period ended June 30, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the portfolio's average daily net assets and is payable monthly. Dreyfus has undertaken from January 1, 2000 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the portfolio's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $21,550 during the period ended June 30, 2000.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $5 pursuant to the transfer agency agreement.


(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $1,569,545 and $1,392,150, respectively.

At June 30, 2000, accumulated net unrealized depreciation on investments was $65,082, consisting of $154,067 gross unrealized appreciation and $219,149 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                  The Portfolio

For More Information

Dreyfus  Investment Portfolios,
Emerging Markets Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   191SA006




Dreyfus Investment Portfolios,

Emerging Leaders Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of  Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                      Dreyfus Investment Portfolios, Emerging Leaders Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Emerging Leaders Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Paul Kandel and Hilary Woods.

While small-cap stock prices were ultimately little changed over the past six months, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between January and mid-March, both small- and large-cap stocks generally continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks corrected sharply over concerns about rising interest rates and extremely high valuations. Other sectors of the stock market also declined, erasing most of the gains achieved earlier in the year.

Also,  primarily  because  of  the  precipitous drop in technology stock prices,
small-capitalization   stocks   generally   outperformed   large-cap   stocks,
particularly in the value-oriented segment of the market, a reversal of the trends established over the past several years. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Investment Portfolios, Emerging Leaders Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Investment Portfolios, Emerging Leaders Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, Dreyfus Investment Portfolios, Emerging Leaders Portfolio produced a total return of 15.97%.(1) This compares with a total return of 3.04% for the portfolio's benchmark, the Russell 2000 Index of small-capitalization stocks, for the same period.(2)

We attribute the portfolio's strong performance to our success in identifying attractive individual investment opportunities among a wide range of sectors, industries and investment styles. The portfolio also succeeded in emphasizing some of the market's strongest sectors and de-emphasizing some of the market's weakest sectors.

What is the portfolio's investment approach?

The portfolio seeks capital growth by investing in a diversified group of small-cap companies with total market values of $1.5 billion or less at the time of purchase. We focus primarily on companies we believe are emerging leaders in their respective industries. The companies in which we invest offer products, processes or services that we believe enhance their prospects for future earnings growth. Using fundamental research, we look for stocks with dominant positions in major product lines, sustained records of achievement and strong balance sheets. We also base investment decisions on the expected impact of changes in a company's management or organizational structure.

Our  investment  approach  targets  growth-oriented stocks (those companies with
earnings   that   are  expected  to  grow  faster  than  the  overall  market), value-oriented stocks (those that appear underpriced according to a number of financial measurements) and stocks that exhibit both growth and value characteristics. We typically sell a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance.

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

Volatile market conditions prevailed during the first six months of 2000. Strong U.S. economic growth generated concerns about prospects for rising inflation, which prompted the Federal Reserve Board to raise short-term interest rates. In this environment of uncertainty, the stock market rose and fell rapidly, with both growth- and value-oriented stocks advancing and retreating at various times. Technology emerged as the strongest sector of the equities market, although prices of many of the most speculative technology stocks fell as investors emphasized financial stability and profitability. Energy stocks also climbed higher, boosted by rising prices for oil and natural gas. Many other sectors did not fare as well. In particular, consumer staples companies faced a highly competitive global environment that limited their ability to increase prices and curtailed profitability.

These conditions affected our allocation of the portfolio's assets. We added to our position in technology, a move that generally increased returns despite losses among a few of our Internet-related holdings. Our best performers in technology were largely concentrated among companies developing components and systems to build out wireless and data telecommunications networks, such as NetOptix and TranSwitch. We also emphasized the portfolio's position in the energy sector relative to the benchmark, successfully capitalizing on rising commodity prices through investments in energy exploration and production companies, such as Ocean Energy and Newpark Resources. On the other hand, we limited the portfolio's exposure to utilities, a sector that often suffers when energy prices rise. Although the utilities component of the Russell 2000 performed poorly, the utilities in which we invested, such as natural gas distributor Kinder Morgan, generally proved to be strong performers.

The portfolio's weakest performance resided in the consumer staples sector, which suffered from rising interest rates and the competitive pressures we noted
earlier.   Some   of   our   consumer-related  investments  were  also  hurt  by
company-specific events. For example, the stock of Insight Communications, a technologically advanced Midwest cable television operator, fell when an anticipated acquisition failed to materialize. Nevertheless, we continued to hold our investment because we believed the company's fundamentals remained strong.

What is the portfolio's current strategy?

As of the end of the reporting period, we have reduced our exposure to most types of cyclicals, such as housing, autos, industrial commodities and machinery, in light of lower than expected employment and economic figures, which indicate that the rate of the U.S. economic growth may be slowing. Conversely, we have initiated positions in cyclicals which we feel may benefit from a plateauing in energy prices.

We have also reduced our holdings in the technology and energy sectors, bringing the portfolio's allocations in these sectors more in line with those of the benchmark. We have replaced those holdings with consumer and financial stocks, many of which have fallen to levels we consider attractive. We continue to adhere to our blended growth-and-value investment strategy in seeking to outperform the Russell 2000 Index.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                                   The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--93.8%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--2.9%

Earthgrains                                                                                       2,000                   38,875

True North Communications                                                                         1,000                   44,000

                                                                                                                          82,875

CONSUMER DURABLES--1.7%

Universal Electronics                                                                             2,000  (a)              49,125

CONSUMER NON-DURABLES--4.4%

Bush Boake Allen                                                                                  1,200  (a)              52,500

Church & Dwight                                                                                   1,900                   34,200

Cott                                                                                              6,300  (a)              37,800

                                                                                                                         124,500

CONSUMER SERVICES--5.7%

Emmis Communications, Cl. A                                                                       1,000  (a)              41,375

Radio One, Cl. A                                                                                    600  (a)              17,738

Radio One, Cl. D                                                                                  1,200  (a)              26,475

Scholastic                                                                                          800  (a)              48,900

Station Casinos                                                                                   1,100  (a)              27,500

                                                                                                                         161,988

ELECTRONIC TECHNOLOGY--18.8%

Aeroflex                                                                                          1,000  (a)              49,688

Alpha Industries                                                                                    800  (a)              35,250

C-Cube Microsystems                                                                               2,000  (a)              39,250

Integrated Silicon Solution                                                                       1,500  (a)              57,000

Microsemi                                                                                         1,300  (a)              44,119

Plexus                                                                                              400  (a)              45,200

RF Monolithics                                                                                    3,300  (a)              52,800

Robotic Vision Systems                                                                            2,700  (a)              48,600

Semitool                                                                                          3,000  (a)              51,937

Tollgrade Communications                                                                            400  (a)              53,000

TranSwitch                                                                                          700  (a)              54,031

                                                                                                                         530,875

ENERGY MINERALS--3.0%

Newpark Resources                                                                                 3,700  (a)              34,919

Ocean Energy                                                                                      3,600  (a)              51,075

                                                                                                                          85,994

FINANCE--11.3%

AmeriCredit                                                                                       2,000  (a)              34,000

Annuity and Life Re                                                                               1,600                   39,200


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Brown & Brown                                                                                       800                   41,600

Cullen/Frost Bankers                                                                              1,500                   39,469

Everest Re Group                                                                                  1,500                   49,312

First Midwest Bancorp                                                                             1,700                   39,525

RenaissanceRe Holdings                                                                              900                   39,206

Westamerica Bancorporation                                                                        1,400                   36,575

                                                                                                                         318,887

HEALTH TECHNOLOGY--9.2%

Alpharma, Cl. A                                                                                   1,100                   68,475

Cell Genesys                                                                                      1,800  (a)              50,400

Cell Therapeutics                                                                                 1,900  (a)              58,187

Cytyc                                                                                               800  (a)              42,700

Matrix Pharmaceutical                                                                             3,000  (a)              39,188

                                                                                                                         258,950

INDUSTRIAL SERVICES--4.9%

Jacobs Engineering Group                                                                          1,100  (a)              35,956

Marine Drilling                                                                                   1,900  (a)              53,200

Rowan                                                                                             1,600  (a)              48,600

                                                                                                                         137,756

NON-ENERGY MINERALS--1.5%

Compania de Minas Buenaventura, A.D.R.                                                            2,400                   41,550

PROCESS INDUSTRIES--7.0%

Caraustar Industries                                                                              2,500                   37,813

Cytec Industries                                                                                  1,700  (a)              41,969

Ivex Packaging                                                                                    4,500  (a)              50,062

Methanex                                                                                         20,000  (a)              68,125

                                                                                                                         197,969

PRODUCER MANUFACTURING--2.3%

Masco Tech                                                                                        3,000                   32,437

Titan International                                                                               6,000                   31,875

                                                                                                                          64,312

RETAIL TRADE--1.2%

Casey's General Stores                                                                            3,300                   34,238

TECHNOLOGY SERVICES--13.3%

Aspen Technology                                                                                  1,200  (a)              46,200

iBasis                                                                                              900  (a)              38,756

Laboratory Corporation of America Holdings                                                          570  (a)              43,961

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES (CONTINUED)

National Data                                                                                     1,300                   29,900

New Era of Networks                                                                               1,500  (a)              63,750

Paradyne Networks                                                                                 1,200  (a)              39,075

Primus Knowledge Solutions                                                                        1,200  (a)              54,000

Triad Hospitals                                                                                   2,500  (a)              60,469

                                                                                                                         376,111

TRANSPORTATION--3.3%

OMI                                                                                               9,500  (a)              51,656

SkyWest                                                                                           1,100                   40,769

                                                                                                                          92,425

UTILITIES--3.3%

Cleco                                                                                             1,000                   33,500

Kinder Morgan                                                                                     1,700                   58,756

                                                                                                                          92,256

TOTAL COMMON STOCKS

   (cost $2,198,952)                                                                                                   2,649,811
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--7.6%                                                                 Amount ($)                    Value
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   5.67%, 8/31/2000                                                                              12,000                   11,890

   5.71%, 9/7/2000                                                                                4,000                    3,959

   5.76%, 9/14/2000                                                                              41,000                   40,531

   5.69%, 10/5/2000                                                                              20,000                   19,702

   5.70%, 10/12/2000                                                                            140,000                  137,753

TOTAL SHORT-TERM INVESTMENTS

   (cost $213,763)                                                                                                       213,835
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,412,715)                                                              101.4%                2,863,646

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (1.4%)                 (38,943)

NET ASSETS                                                                                       100.0%                2,824,703

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  2,412,715    2,863,646

Receivable for investment securities sold                                67,955

Dividends receivable                                                      1,341

Prepaid expenses                                                          1,062

                                                                      2,934,004
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             2,622

Cash overdraft due to Custodian                                           1,897

Payable for investment securities purchased                              95,584

Accrued expenses                                                          9,198

                                                                        109,301
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,824,703
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,308,876

Accumulated investment (loss)                                           (6,762)

Accumulated net realized gain (loss) on investments                      71,658

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                               450,931
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,824,703
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                        181,361

NET ASSET VALUE, offering and redemption price per share ($)              15.58

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                           6,912

Interest                                                                 4,250

TOTAL INCOME                                                            11,162

EXPENSES:

Investment advisory fee--Note 2(a)                                      10,731

Auditing fees                                                           10,866

Legal fees                                                               5,315

Prospectus and shareholders' reports                                     3,204

Custodian fees--Note 2(a)                                                1,956

Registration fees                                                           82

Trustees' fees and expenses--Note 2(b)                                      47

Shareholder servicing costs                                                 10

Miscellaneous                                                              868

TOTAL EXPENSES                                                          33,079

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 2(a)                                       (15,193)

NET EXPENSES                                                            17,886

INVESTMENT (LOSS)                                                      (6,724)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                 75,469

Net unrealized appreciation (depreciation) on investments              298,212

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 373,681

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   366,957

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2000           Year Ended

                                              (Unaudited)  December 31, 1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)                          (6,724)                  922

Net realized gain (loss) on investments            75,469               (3,811)

Net unrealized appreciation (depreciation)
   on investments                                 298,212               152,719

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      366,957               149,830
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                              (960)                   --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                     308,487            2,000,000

Dividends reinvested                                  960                   --

Cost of shares redeemed                              (571)                  --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS               308,876            2,000,000

TOTAL INCREASE (DECREASE) IN NET ASSETS           674,873            2,149,830
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,149,830                   --

END OF PERIOD                                   2,824,703            2,149,830

Undistributed investement income (loss)--net      (6,762)                  922
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                        21,337              160,000

Shares issued for dividends reinvested                 62                   --

Shares redeemed                                       (38)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      21,361              160,000

(A)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                               Six Months Ended

                                                  June 30, 2000   Year Ended

                                                    (Unaudited)   December 31,
                                                                       1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      13.44          12.50

Investment Operations:

Investment income (loss)--net                          (.04)(b)            .01

Net realized and unrealized gain (loss) on investments     2.19            .93

Total from Investment Operations                           2.15            .94

Distributions:

Dividends from investment income--net                     (.01)             --

Net asset value, end of period                            15.58          13.44
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                       15.97(c)        7.52(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .75(c)         .07(c)

Ratio of net investment income to average net assets   (.28)(c)         .04(c)

Decrease reflected in above expense ratios
due to undertakings by The Dreyfus Corporation           .63(c)        1.25(c)

Portfolio Turnover Rate                                87.56(c)        1.79(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  2,825          2,150

(A)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the the Emerging Leaders Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

As of June 30, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 160,062 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses, which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $280 during the period ended June 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain could be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Advisory Fee and Other Transactions  with Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the portfolio's average daily net assets and is payable monthly. Dreyfus has undertaken from January 1, 2000 through December 31, 2000 to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the portfolio's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $15,193 during the period ended June 30, 2000.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the fund was charged $5 pursuant to the transfer agency agreement.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $1,956 pursuant to the custody agreement.

(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $2,197,590 and $1,984,486 respectively.

At June 30, 2000, accumulated net unrealized appreciation on investments was $450,931, consisting of $543,727 gross unrealized appreciation and $92,796 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


For More Information

  Dreyfus Investment Portfolios, Emerging Leaders
  Portfolio
  200 Park Avenue
  New York, NY 10166

Investment Adviser

  The Dreyfus Corporation
  200 Park Avenue
  New York, NY 10166

Custodian

  Mellon Bank, N.A.
  One Mellon Bank Center
  Pittsburgh, PA 15258

Transfer Agent & Dividend Disbursing Agent

  Dreyfus Transfer, Inc.
  P.O. Box 9671
  Providence, RI 02940

Distributor

  Dreyfus Service Corporation
  200 Park Avenue
  New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   192SA006



Dreyfus

Investment Portfolios, Founders Discovery Portfolio

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                   Founders Discovery Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Investment Portfolios, Founders Discovery Portfolio, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with its portfolio manager, Robert Ammann of Founders Asset Management LLC, the portfolio's sub-investment adviser.

While small-cap stock prices were ultimately little changed over the past six months, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between January and mid-March, both small- and large-cap stocks generally continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks corrected sharply over concerns about rising interest rates and extremely high valuations. Other sectors of the stock market also declined, erasing most of the gains achieved earlier in the year.

Also,  primarily  because  of  the  precipitous drop in technology stock prices,
small-capitalization   stocks   generally   outperformed   large-cap   stocks,
particularly in the value-oriented segment of the market, a reversal of the trends established over the past several years. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We  appreciate  your confidence over the past six months, and we look forward to
your   continued   participation  in  Dreyfus  Investment  Portfolios,  Founders
Discovery Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 17, 2000




DISCUSSION OF PERFORMANCE

Robert Ammann, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Discovery Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2000, Dreyfus Investment Portfolios, Founders Discovery Portfolio produced a total return of 18.33%.(1) This compares with the 3.04% total return provided by the Russell 2000 Index, the portfolio's benchmark, for the same period.(2)

We attribute the portfolio's strong gains during the past six months to our individual stock selection strategy in a difficult investment environment. We found opportunities in a wide variety of small-cap companies, representing many different industries, which have demonstrated an ability to provide long-term earnings growth.

What is the portfolio's investment approach?

The portfolio invests primarily in equity securities of small and relatively unknown U.S.-based companies that we believe possess high growth potential. Typically, these companies are not listed on national securities exchanges, but instead trade on the over-the-counter market. The portfolio may also invest in larger companies if, in our opinion, they represent better prospects for capital appreciation. Although the portfolio will normally invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.

Rather than utilizing a "top-down" approach to stock selection, which relies on forecasting stock market trends, we focus on a "bottom-up" approach, in which stocks are chosen according to their own individual merits. Stock selection is made on a company-by-company basis, with particular emphasis on companies that we believe are well-managed and well-positioned within their industries.

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The six-month reporting period was marked by high levels of stock market volatility and changing investor preferences in three areas: technology versus non-technology industry groups; small-cap versus mid- and large-cap stocks; and growth- versus value- investment styles.

From the beginning of the year through mid-March 2000, the U.S. stock market advanced sharply, driven primarily by strong gains within the technology sector. During this period, the prices of many high-flying technology stocks continued to climb, especially those stocks that were related to the "new economy" of Internet-related products and services. In addition, small-cap companies generally produced higher returns than their large-cap counterparts and the
growth   style   of  investing  outperformed  the  value  style  of  investing.

By mid-March, however, those trends had generally begun to reverse themselves when many technology stocks fell out of favor. Even during this downturn in the technology sector as a whole, there were days when individual tech stocks bounced back, which increased the stock market's volatility levels. In this environment, which lasted through the end of May, large-cap stocks generally produced higher returns than small-cap stocks, and the value style of investing provided better returns than the growth style of investing. In such an environment, the portfolio's strong performance was primarily due to its holdings in the technology and health care sectors. In June, technology stocks once again began to rebound, small-cap stocks performed better than large-cap stocks, and growth-style investing outperformed the value-style investing approach.

Within   the   technology  area,  which  was  the  portfolio's  largest  sector concentration during the period, we saw strong returns from semiconductor and telecom equipment companies. A notable example is Brooks Automation, a supplier of tool and factory hardware and software automation solutions, which provided strong returns early in the period. In addition, Digital Microwave, currently a top 10 holding in the portfolio, benefited from the development of "broadband fixed wireless," which enables voice and data to be transmitted and received without the costly need to lay fiber optic cable.

What is the portfolio's current strategy?

We are maintaining our bottom-up strategy of selecting stocks one at a time based on their own individual merits. Accordingly, and in response to the challenging market environment, we have recently been increasing our emphasis on those stocks in which we have the most confidence because we believe they have strong growth potential. This has led to a continued decline in the number of stocks held in the portfolio, as well as some modest increases in portfolio concentration among the portfolio's top holdings. As of June 30, 2000, the top
10   holdings   comprised   approximately   21%  of  the  portfolio's  assets.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                                   The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

COMMON STOCKS--89.3%                                                                            Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Auto Parts & Equipment--1.3%

Gentex                                                                                            3,358  (a)              84,370

Biotechnology--1.1%

BioCryst Pharmaceuticals                                                                            836  (a)              23,983

Myriad Genetics                                                                                     220  (a)              32,577

Protein Design Labs                                                                                 103  (a)              16,990

                                                                                                                          73,550

Business Services--12.4%

Black Box                                                                                         1,090  (a)              86,297

Braun Consulting                                                                                  1,911                   40,370

CDW Computer Centers                                                                                802  (a)              50,125

Corporate Executive Board                                                                           863  (a)              51,672

Digex, Cl. A                                                                                        517                   35,124

Dycom Industries                                                                                  2,150  (a)              98,900

eLoyalty                                                                                          1,713                   21,841

Globix                                                                                            1,425  (a)              41,770

Insight Enterprises                                                                               2,672  (a)             158,483

Management Network Group                                                                          2,119                   74,165

Quanta Services                                                                                   2,003  (a)             110,165

Razorfish, Cl. A                                                                                  1,350  (a)              21,684

Tanning Technology                                                                                  783                   15,073

Zamba                                                                                             2,061  (a)              11,335

                                                                                                                         817,004

Computer Networking--2.4%

Alteon Websystems                                                                                   640                   64,040

F5 Networks                                                                                       1,644                   89,701

                                                                                                                         153,741

Computer Software/Services--8.8%

Documentum                                                                                          855  (a)              76,416

Eprise                                                                                            1,078                   17,720

Exchange Applications                                                                             1,814  (a)              48,298

Interwoven                                                                                          480                   52,793

Macromedia                                                                                          400  (a)              38,675

Macrovision                                                                                       1,516  (a)              96,906

Mercury Interactive                                                                                 415  (a)              40,151

PC-Tel                                                                                            1,638                   62,244

Peregrine Systems                                                                                   818  (a)              28,374

Pinnacle Systems                                                                                  1,586  (a)              35,660


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Computer Software/Services (continued)

Remedy                                                                                              518  (a)              28,879

Secure Computing                                                                                  2,251  (a)              42,347

TenFold                                                                                             685  (a)              11,260

                                                                                                                         579,723

Consumer Products--.8%

Fossil                                                                                            2,550  (a)              49,566

Distribution--.3%

Patterson Dental                                                                                    406  (a)              20,706

Electronics--3.4%

Methode Electronics, Cl. A                                                                        1,612                   62,264

Optimal Robotics                                                                                  1,222  (a)              46,894

SmartDisk                                                                                         1,220                   33,550

Titan                                                                                             1,810  (a)              80,998

                                                                                                                         223,706

Financial Services--.7%

CompuCredit                                                                                       1,550  (a)              46,500

Healthcare Services--1.7%

Accredo Health                                                                                    1,233  (a)              42,616

Albany Molecular Research                                                                         1,289  (a)              70,170

                                                                                                                         112,786

Leisure & Entertainment--.7%

JAKKS Pacific                                                                                     2,287  (a)              33,733

Liquid Audio                                                                                      1,554                   14,714

                                                                                                                          48,447

Manufacturing--7.3%

Adept Technology                                                                                    940  (a)              43,945

American Superconductor                                                                             766  (a)              36,960

AstroPower                                                                                        1,734  (a)              47,035

Capstone Turbine                                                                                    450                   20,278

GSI Lumonics                                                                                      3,550  (a)             124,694

Insituform Technologies, Cl. A                                                                      945  (a)              25,633

Shaw Group                                                                                        1,950  (a)              91,894

Trex                                                                                                376  (a)              18,800

Valence Technology                                                                                1,720  (a)              31,712

Zomax                                                                                             2,810  (a)              36,881

                                                                                                                         477,832

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                          Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Medical Supplies & Equipment--1.8%

MiniMed                                                                                             269  (a)              31,742

PolyMedica                                                                                        1,114  (a)              48,181

Zoll Medical                                                                                        782  (a)              38,318

                                                                                                                         118,241

Oil & Gas--.3%

Syntroleum                                                                                        1,170  (a)              20,036

Oil Services--7.0%

Cal Dive International                                                                            1,655  (a)              89,680

Core Laboratories                                                                                 3,758  (a)             108,982

Helmerich & Payne                                                                                 1,205                   45,037

National-Oilwell                                                                                  3,624  (a)             119,139

Veritas DGC                                                                                       3,766  (a)              97,916

                                                                                                                         460,754

Pharmaceuticals--2.0%

Celgene                                                                                             879  (a)              51,751

King Pharmaceuticals                                                                              1,028  (a)              45,104

Regeneron Pharmaceuticals                                                                         1,161  (a)              34,612

                                                                                                                         131,467

Photography & Imaging--.7%

Concord Camera                                                                                    2,134  (a)              44,547

Publishing & Broadcasting--2.8%

Cox Radio, Cl. A                                                                                  1,331  (a)              37,268

Entercom Communications                                                                           1,565  (a)              76,294

Pegasus Communications, Cl. A                                                                     1,440  (a)              70,650

                                                                                                                         184,212

Restaurants--.8%

CEC Entertainment                                                                                 2,080  (a)              53,300

Retail--3.5%

Men's Wearhouse                                                                                   1,711  (a)              38,177

Michaels Stores                                                                                   2,060  (a)              94,374

Tweeter Home Entertainment Group                                                                  1,168  (a)              35,478

Ultimate Electronics                                                                              2,298  (a)              61,579

                                                                                                                         229,608

Semiconductors & Equipment--16.6%

ASM International                                                                                 1,416  (a)              37,524


COMMON STOCKS (CONTINUED)                                                                          Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Semiconductors & Equipment (continued)

Advanced Energy Industries                                                                          962  (a)              56,698

American Xtal Technology                                                                          3,191  (a)             138,011

Brooks Automation                                                                                 1,829  (a)             116,942

Cree                                                                                                817  (a)             109,069

EMCORE                                                                                            1,492  (a)             179,040

Kopin                                                                                               933  (a)              64,610

M-Systems Flash Disk Pioneers                                                                       484  (a)              37,691

PRI Automation                                                                                      608  (a)              39,757

Pericom Semiconductor                                                                             1,121  (a)              76,228

SanDisk                                                                                           1,382  (a)              84,561

Silicon Storage Technology                                                                          640  (a)              56,520

Therma-Wave                                                                                       2,048                   45,696

Zoran                                                                                               744  (a)              49,057

                                                                                                                       1,091,404

Telecommunication Equipment--9.9%

Digital Microwave                                                                                 4,282  (a)             163,251

Harris                                                                                            4,616                  151,174

Netro                                                                                               720                   41,310

REMEC                                                                                             3,319  (a)             138,983

Tekelec                                                                                             894  (a)              43,080

Telaxis Communications                                                                              880                   27,500

ViaSat                                                                                            1,041  (a)              56,474

Vyyo                                                                                              1,100                   29,700

                                                                                                                         651,472

Telecommunication Services--2.1%

Aether Systems                                                                                      100                   20,500

ITXC                                                                                                476                   16,853

Spectrasite Holdings                                                                              2,680                   76,045

TeleCorp, Cl. A                                                                                     547                   22,051

                                                                                                                         135,449

Transportation--.9%

C.H. Robinson Worldwide                                                                           1,129                   55,885

Total Common Stocks

   (cost $ 5,110,486)                                                                                                  5,864,306

                                                                                                                      The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

Short-Term Investments--36.0%                                                                 Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. Government Agency Discount Notes;

Federal Home Loan Mortgage Corp.,

  6.30%, 7/3/2000

   (cost $2,359,174)                                                                          2,360,000                2,359,174
------------------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $7,469,660)                                                              125.3%                8,223,480

Liabilities, Less Cash and Receivables                                                           (25.3%)              (1,659,390)

Net Assets                                                                                       100.0%                6,564,090

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost     Value
--------------------------------------------------------------------------------

Assets ($):

Investments in securities--See Statement of Investments  7,469,660    8,223,480

Cash                                                                    171,728

Receivable for investment securities sold                                30,046

Dividends receivable                                                        913

                                                                       8,426,167
--------------------------------------------------------------------------------

Liabilities ($):

Due to The Dreyfus Corporation and affiliates                            10,200

Payable for investment securities purchased                           1,840,125

Accrued expenses                                                         11,752

                                                                      1,862,077
--------------------------------------------------------------------------------

Net Assets ($)                                                        6,564,090
--------------------------------------------------------------------------------

Composition of Net Assets ($):

Paid-in capital                                                       5,742,565

Accumulated investment (loss)                                          (10,147)

Accumulated net realized gain (loss) on investments                      77,852

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                               753,820
--------------------------------------------------------------------------------

Net Assets ($)                                                        6,564,090
--------------------------------------------------------------------------------

Shares Outstanding

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                        400,619

NET ASSET VALUE, offering and redemption price per share ($)              16.38

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

Investment Income ($):

Income:

Cash dividends                                                             677

Interest                                                                10,451

Total Income                                                            11,128

Expenses:

Investment advisory fee--Note 2(a)                                      12,726

Custodian fees--Note 2(a)                                               13,266

Auditing fees                                                           12,541

Prospectus and shareholders' reports                                     7,225

Legal fees                                                               5,353

Registration fees                                                          988

Trustees' fees and expenses--Note 2(b)                                     238

Shareholder servicing costs--Note 2(a)                                       6

Miscellaneous                                                              241

Total Expenses                                                          52,584

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 2(a)                                        (31,375)

Net Expenses                                                            21,209

Investment (Loss)                                                      (10,081)
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments--Note 3 ($):

Net realized gain (loss) on investments                                 80,309

Net unrealized appreciation (depreciation) on investments              538,097

Net Realized and Unrealized Gain (Loss) on Investments                 618,406

Net Increase in Net Assets Resulting from Operations                   608,325

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2000           Year Ended

                                              (Unaudited)  December 31, 1999(a)
--------------------------------------------------------------------------------

Operations ($):

Investment income (loss)--net                     (10,081)               1,214

Net realized gain (loss) on investments            80,309                5,863

Net unrealized appreciation (depreciation)
   on investments                                 538,097              215,723

Net Increase (Decrease) in Net Assets
   Resulting from Operations                      608,325              222,800
--------------------------------------------------------------------------------

Dividends to Shareholders from ($):

Investment income--net                             (1,280)                 --

Net realized gain on investments                   (8,320)                 --

Total Dividends                                    (9,600)                 --
--------------------------------------------------------------------------------

Beneficial Interest Transactions ($):

Net proceeds from shares sold                   3,766,971            2,000,000

Dividends reinvested                                9,600                   --

Cost of shares redeemed                           (34,006)                  --

Increase (Decrease) in Net Assets from
   Beneficial Interest Transactions             3,742,565            2,000,000

Total Increase (Decrease) in Net Assets         4,341,290            2,222,800
--------------------------------------------------------------------------------

Net Assets ($):

Beginning of Period                             2,222,800                   --

End of Period                                   6,564,090            2,222,800

Undistributed investment income (loss)--net       (10,147)               1,214
--------------------------------------------------------------------------------

Capital Share Transactions (Shares):

Shares sold                                       242,390              160,000

Shares issued for dividends reinvested                554                   --

Shares redeemed                                    (2,325)                  --

Net Increase (Decrease) in Shares Outstanding     240,619              160,000

(A)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                               Six Months Ended
                                               June 30, 2000          Year Ended
                                               (Unaudited)  December 31, 1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      13.89          12.50

Investment Operations:

Investment income (loss)--net                              (.05)(b)        .01

Net realized and unrealized gain (loss) on investments     2.60           1.38

Total from Investment Operations                           2.55           1.39

Distributions:

Dividends from investment income--net                      (.01)            --

Dividends from net realized gain on investments            (.05)            --

Total Distributions                                        (.06)            --

Net asset value, end of period                            16.38         13.89
--------------------------------------------------------------------------------

Total Return (%)                                          18.33(c)      11.12(c)
--------------------------------------------------------------------------------

Ratios/Supplemental Data (%):

Ratio of expenses to average net assets                     .75(c)        .07(c)

Ratio of net investment income to average net assets       (.35)(c)       .06(c)

Decrease reflected in above expense ratios
due to undertakings by The Dreyfus Corporation             1.10(c)       1.45(c)

Portfolio Turnover Rate                                   63.12(c)       7.49(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     6,564         2,223

(A)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Founders Discovery Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial
Corporation.   Founders   Asset  Management  LLC  ("Founders") serves  as  the
portfolio's sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon. Effective March 22, 2000, Dreyfus Service Corporation ("DSC") a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

As of June 30, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 160,554 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,661 during the period ended June 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus has undertaken from January 1, 2000 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio's aggregate expenses exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the portfolio's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $31,375 during the period ended June 30, 2000.

Pursuant   to   a   Sub-Investment   Advisory   Agreement   with  Founders,  the
sub-investment advisory fee is payable monthly by Dreyfus, and is
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS
          ------------------------

          0 to $100 million. . . . . . . . . . . . . . . . .      .25 of 1%

          In excess of $100 million to $1 billion. . . . . .      .20 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2000, the portfolio was charged $5 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2000, the
portfolio   was   charged   $13,266   pursuant   to   the   custody  agreement.

(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $4,868,640 and $1,806,950, respectively.

At June 30, 2000, accumulated net unrealized appreciation on investments was $753,820, consisting of $884,376 gross unrealized appreciation and $130,556 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                   The Portfolio

NOTES

For More Information

Dreyfus Investment Portfolios, Founders Discovery
Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Founders Asset Management LLC
Founders Financial Center
2930 East Third Avenue
Denver, CO 80206

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                   193SA006